UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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KMG Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KMG CHEMICALS, INC.

9555 W. Sam Houston Parkway S., Suite 600

Houston, Texas 77099

December 11, 2015

Dear Shareholder:

The Board of Directors of KMG Chemicals, Inc. invites you to this year’s annual meeting of the shareholders to be held at The Houstonian, 111 North Post Oak Lane, Houston, Texas 77024, on January 12, 2016 at 10:00 a.m. (Central Time). The Board of Directors is also soliciting your proxies and your votes and is recommending the approval of the proposals described in the enclosed Proxy Statement.

For the date, time and location of the 2015 Annual Meeting and an identification of the matters to be voted upon at the 2015 Annual Meeting, please see this Notice of Annual Meeting of Shareholders. For the Board’s recommendations regarding those matters, please refer to:

•	Proposal Number 1 — Election of Directors
•	Proposal Number 2 — Ratification of Our Independent Registered Public Accounting Firm for Fiscal Year 2016
•	Proposal Number 3 — Advisory (Non-Binding) Vote on Executive Officer Compensation
•	Proposal Number 4 — Approval of the 2016 Long-Term Incentive Plan

For information on how to obtain directions to be able to attend the meeting and vote in person, please contact our Corporate Secretary, Roger C. Jackson, at rjackson@kmgchemicals.com.

If you are a shareholder of record as of December 11, 2015, we have enclosed a proxy card that enables you to vote on the matters to be considered at the meeting, if you do not plan to attend in person. To vote, simply complete, sign and date your proxy card and mail it in the enclosed addressed envelope. If your shares are held in “street name” — that is, held for your account by a bank, brokerage firm or other intermediary — you should obtain instructions from the bank, brokerage firm or other intermediary that you must follow for your shares to be voted. Your broker is not permitted to vote on the election of directors and other matters to be considered at the Annual Meeting of Shareholders (except for the ratification of the independent public accounting firm) unless you communicate your voting decisions to your broker, bank or other nominee. You may also vote by the Internet or by telephone up until 11:59 P.M. Eastern Time the day before the 2015 Annual Meeting. To vote by the Internet, go to www.proxyvote.com . Have your proxy card in hand when you access the web site, and follow the instructions to obtain your records and create an electronic voting instruction form. To vote by telephone, call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you telephone, and follow the instructions.

The ability to have your vote counted at the 2015 Annual Meeting is an important shareholder right. Regardless of the number of shares you hold, and whether or not you plan to attend the meeting, we hope that you will promptly cast your vote.

We appreciate your continued confidence in us and look forward to seeing you at the 2015 Annual Meeting.

Sincerely,

-s- Christopher T. Fraser

Christopher T. Fraser

Chairman of the Board

KMG CHEMICALS, INC.

9555 W. Sam Houston Parkway S., Suite 600

Houston, Texas 77099

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

The Annual Meeting of the Shareholders (the “Annual Meeting”) of KMG Chemicals, Inc., a Texas corporation (the “Company”), will be held at The Houstonian, 111 North Post Oak Lane, Houston, Texas 77024, on January 12, 2016 at 10:00 a.m. (Central Time):

1. To elect eight (8) directors to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified;

2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm and auditors for the Company for fiscal year 2016;

3. To vote on the advisory proposal respecting executive officer compensation; and

4. To approve and ratify the Company’s 2016 Long-Term Incentive Plan; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on December 11, 2015 are entitled to notice of and to vote at this Annual Meeting of Shareholders or any adjournment or postponement thereof.

All shareholders are cordially invited and urged to attend the Annual Meeting of Shareholders in person. Even if you plan to attend the meeting, you are requested to complete, sign, date and return your proxy in the enclosed pre-addressed envelope. If no direction is given, a signed proxy will be deemed a vote in favor of the proposals contained in the Proxy Statement. If you attend, you may vote in person if you wish, even though you have sent in your proxy. Your broker is not permitted to vote on the election of directors and other matters to be considered at the Annual Meeting (except for the ratification of the independent public accounting firm) unless you communicate your voting decisions to your broker, bank or other nominee.

By Order of the Board of Directors,

-s- Roger C. Jackson

Roger C. Jackson

Secretary

December 11, 2015

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on January 12, 2016: The Annual Report to shareholders, this Proxy Statement and the related form of proxy are available at kmgchemicals.com . This information and similar information for future Annual Meetings will also be available by email from our Corporate Secretary, Roger C. Jackson, at rjackson@kmgchemicals.com.

KMG CHEMICALS, INC.

9555 W. Sam Houston Parkway S., Suite 600

Houston, Texas 77099

PROXY STATEMENT

General Information

This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders of KMG Chemicals, Inc., a Texas corporation (the “Company”, “we”, “us” and “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on January 12, 2016, at 10:00 a.m. (Central Time), at The Houstonian, 111 North Post Oak Lane, Houston, Texas 77024, and any adjournment or postponement thereof.

This Proxy Statement and the related form of proxy are being mailed on or about December 11, 2015 to all shareholders of record as of December 11, 2015 (the “Record Date”). A copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2015 accompanies this proxy statement and is available at www.kmgchemicals.com . This information will also be available on request by email from our Corporate Secretary, Roger C. Jackson, at rjackson@kmgchemicals.com .

Unless otherwise indicated, shares of our common stock, par value $.01 per share (the “Common Stock”), represented by proxies will be voted in favor of (i) the election of the eight (8) director nominees to the Board of Directors named in the Proxy Statement, (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016, (iii) the approval of the advisory resolution approving the compensation of the Company’s named executive officers (i.e., “say-on-pay”), (iv) the approval and ratification of the Company’s 2016 Long-Term Incentive Plan, and (v) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof. With respect to the election of directors, a shareholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the shareholder in the appropriate area. With respect to the proposals regarding the ratification of our independent registered public accounting firm, the advisory vote on our executive compensation and the Company’s 2016 Long-Term Incentive Plan, a shareholder may, by checking the appropriate box on the proxy: (i) vote for the proposal; (ii) vote against the proposal; or (iii) abstain from voting on the proposal.

Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to our Corporate Secretary, (ii) executing and delivering a proxy bearing a later date or (iii) appearing at the Annual Meeting and voting in person.

If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon.

If no instructions are given on the matters to be acted upon, the shares represented by the proxy will be voted: (i) FOR the election of the directors nominated herein; (ii) FOR the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm and auditors for fiscal year 2016; (iii) FOR the advisory proposal approving our executive compensation; (iv) FOR the proposal to approve and ratify the Company’s 2016 Long-Term Incentive Plan; and (v) in the discretion of the proxy holders as to any business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who May Vote

Only holders of record of outstanding shares of Common Stock at the close of business on the Record Date are entitled to one vote for each share held on all matters coming before the Annual Meeting or any adjournment or postponement thereof. There were 11,715,586 shares of Common Stock outstanding and entitled to vote on November 30, 2015.

Voting Requirements to Elect Directors and Auditors

The holders of a majority of the total shares of Common Stock issued and outstanding on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining whether a quorum is present under Texas law, broker non-votes and abstentions count towards the establishment of a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. Votes cast at the meeting will be counted by the inspector of the election.

The election of directors requires the favorable vote of the holders of a plurality of the shares of Common Stock present and voting, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular candidate. A majority of the votes represented by the shareholders present at the Annual Meeting, in person or by proxy, is necessary for the ratification of the appointment of the independent registered public accounting firm, the non-binding approval of our executive compensation and the approval and ratification of the Company’s 2016 Long-Term Incentive Plan. Abstaining shares will be considered present at the Annual Meeting for these matters so that the effect of abstentions will be the equivalent of a “no” vote. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for these matters so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

If you hold your shares in street name, your broker, banker or other nominee will not have discretion to vote these shares on the election of directors, the non-binding approval of our executive compensation and the approval and ratification of the Company’s 2016 Long-Term Incentive Plan. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, bank or other nominee, these shares will not be counted in determining the outcome of these matters at the Annual Meeting.

Security Ownership of Certain Beneficial Owners, Directors

and Named Executive Officers

The following table sets forth certain information as of November 30, 2015 with regard to the beneficial ownership of Common Stock by (i) each person known to us to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) our named executive officers and the directors individually and (iii) our officers and directors as a group. All addresses are in care of KMG Chemicals, Inc., 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099.

Name	Common Stock Beneficially Owned Excluding Options	Shares Including Options Exercisable Within 60 Days	Percent of Total Beneficial Shares (%) (1)
Directors and Named Executive Officers
Gerald G. Ermentrout	26,293	26,293	*
Christopher T. Fraser	94,576	94,576	*
James F. Gentilcore	8,658	8,658	*
George W. Gilman	63,689	63,689	*
Robert Harrer	515	515	*
John C. Hunter, III	14,356	14,356	*
Roger C. Jackson	72,553	72,553	*
Ernest C. Kremling	22,771	22,771	*
Andrew C. Lau	2,058	2,058	*
Fred C. Leonard, III	483,131	483,131	4.1%
Malinda G. Passmore	5,138	5,138	*
Karen A. Twitchell	18,340	18,340	*
Directors and Named Executive Officers as a Group (12 persons)	812,078	812,078	6.9%

Five Percent Shareholders
David L. Hatcher (2) 19 Briar Hollow Lane, Suite 290, Houston, TX 77027	2,007,497	2,007,497	17.1%
Trigran Investments, Inc. Douglas Granat, Lawrence Oberman and Steven Simon (3) 630 Dundee Road, Suite 230, Northbrook, IL 60062	1,429,484	1,429,484	12.2%
T. Rowe Price Associates, Inc. (4) 100 E. Pratt Street, Baltimore, MD 20202	1,325,782	1,325,782	11.3%

*	Less than 1%.
(1)

This table is calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights, or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of November 30, 2015, we had 11,715,586 shares of Common Stock outstanding.

(2)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2015 by David L. Hatcher.
(3)

Based on the Schedule 13G/A filed with the SEC on February 13, 2015 by Trigran Investments, Inc., Douglas Granat, Lawrence Oberman and Steven Simon, which indicated that the reporting persons share dispositive and voting power over the indicated number of shares, and the Schedule 13G/A filed with the SEC on February 13, 2015 by Trigran Investments, L.P. (which owns 714,839 shares representing 6.1% of the shares outstanding), to which Trigran Investments, Inc. serves as investment advisor with power to direct investments and/or sole power to vote the shares.

(4)

Based on the Schedule 13G/A filed with the SEC on October 31, 2015 jointly by T. Rowe Price Associates, Inc. (“Price Associate”) and T. Rowe Price Small-Cap Value Fund, Inc. (“Price Small-Cap”).  These shares are owned by various individual and institutional investors including Price Small-Cap (which owns 1,194,312 shares representing 10.2% of the shares outstanding), to which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the shares.  For purposes of the reporting requirements of the Exchange Act, as amended, Price Associates is deemed to be a beneficial owner of such shares; however Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our bylaws provide for a minimum of five directors. The Board of Directors has established that eight directors will be the number of directors that will constitute the full Board of Directors at the time of the 2015 Annual Meeting.

Each of the proposed nominees is a current director. We believe that our directors should possess the highest personal and professional integrity. We endeavor to have a Board with diverse backgrounds and experience. In light of our business and structure, we believe that the following are among the important experience and skills our directors bring to the Board:

•	Leadership and corporate governance experience;
•	Financial experience;
•	Industry and acquisitions experience; and
•	Public company experience.

The following table sets forth certain information with respect to each of our directors as of November 30, 2015.

The Board of Directors recommends a vote FOR all nominees for director.

Nominees for Director

Name and Age	Director Since	Business Experience during the Past 5 Years and Other Information
Gerald G. Ermentrout (67)	2008

Mr. Ermentrout has over 30 years of experience in industrial gases and electronic chemicals. He joined Air Products and Chemicals, Inc. in 1975 and held various positions until his retirement in early 2007. From 1996 to 2007, Mr. Ermentrout served as the Vice President and General Manager of the Electronic Chemicals Division, which included the high-purity process chemicals business that we acquired in December 2007. In that position, he managed Air Products’ global materials and equipment business serving the semiconductor and flat panel display industries, with responsibility for sales, marketing and operations. During his tenure at Air Products, Mr. Ermentrout also held positions where he managed oxygen, nitrogen and hydrogen plants and pipeline systems, as well as managed major acquisitions and divestitures. He served on the board of directors of AZ Electronic Materials, a public company previously listed on the London Stock Exchange from April 1, 2007 until June 1, 2014. He received a Bachelor of Science in Engineering from the United States Naval Academy and a Masters of Business Administration from Lehigh University. Mr. Ermentrout is the Lead Director on the our Board of Directors as well as the chair of the Risk Oversight Committee and a member of the Compensation and Development Committee. Mr. Ermentrout brings critical industry experience and specialized knowledge in electronic chemicals, our largest business segment, to our Board. That experience includes managing electronic chemical operations in North America and internationally, and pursuing merger and acquisition opportunities in that business.

Name and Age	Director Since	Business Experience during the Past 5 Years and Other Information
Christopher T. Fraser (57)	2008

Mr. Fraser is a director, Chairman of the Board, President and our Chief Executive Officer (“CEO”). He became President and CEO on an interim basis in July 2013, and was selected as our permanent President and CEO in September 2013. He has broad experience in the chemical industry, much of that experience with major, global participants. From 2006 to 2009, he was the President and CEO of Chemical Lime Company, the leading North American producer of calcium based (limestone), alkaline products with various industrial applications including the manufacture of steel, water treatment, flue gas desulphurization, and chemical production. Before joining Chemical Lime, Mr. Fraser was President and CEO of OCI Chemical Corporation, a wholly-owned subsidiary of DC Chemical Co., among the world’s leading producers of high quality soda ash and sodium percarbonate. Prior to joining OCI in 1996, Mr. Fraser held various positions of responsibility in sales, marketing, business development, operations and general management. In 2011, Mr. Fraser joined the Operating Partner Program of Advent International, and in that position he advises that global equity firm on investment opportunities in the industrial sector, focusing on chemicals and materials. Mr. Fraser holds Bachelor of Science in Chemistry and in Business Administration from the University of Connecticut, as well as a Masters of Business Administration from Pepperdine University. Prior to becoming our President and CEO, Mr. Fraser served as a director on our Board since 2008, and became Chairman of the Board in December 2012. His leadership, industry and governance experience as the CEO of chemical manufacturing companies, in mergers and acquisitions, and in creating and maintaining an appropriate corporate structure, have been a valuable resource to the Board.

James F. Gentilcore (63)	2014

Mr. Gentilcore became a director in May of 2014. Most recently, Mr. Gentilcore was the chief executive officer of Edwards Group, a Nasdaq-listed, leading UK-based technology company that merged with Atlas Copco in January 2014. Mr. Gentilcore has served as a board member of Edwards Group since 2007, and currently sits on the boards of Entegris, a Nasdaq-listed company that specializes in purifying, protecting and transporting critical materials used in the semiconductor and other high-tech industries, and Milacron Holdings Corp., an NYSE-listed company, in the plastics processing field. Mr. Gentilcore also serves as an executive advisor to CCMP Capital Advisors LLC, a global private equity firm specializing in buyouts and growth equity. From 2009 until 2011, Mr. Gentilcore was CEO of Epac Technologies, Inc., a venture capital-funded leader in logistics solutions for technology companies. Prior to his position at Epac Technologies, Mr. Gentilcore was the CEO of Helix Technology Corporation, a Nasdaq-listed company, and led its merger with Brooks Automation in 2005, where he continued as COO of the combined company. Mr. Gentilcore holds an MBA from Lehigh University and an undergraduate Engineering degree from Drexel University. Mr. Gentilcore is a member of the Nominating and Corporate Governance Committee and the Risk Oversight Committee. Mr. Gentilcore’s market knowledge and insights are of tremendous value to the Board as the Company pursues a long-term growth strategy.

George W. Gilman (73)	1996

Mr. Gilman served as a director of our subsidiary KMG-Bernuth from 1995 until 1997 and became a director on our Board in 1996. Mr. Gilman has served as the CEO, President and as a director of Commerce Securities Corporation, a Financial Industry Regulatory Authority member firm, since 1982. He practiced law with the law firm of George Gilman, P.C. from 1986 to 1998, and since 1998 has practiced with the law firm of Gilman & Gilman, P.C. He also has been involved in the commercial real estate business since 1987, and currently through Gulf Equities Realty Corp. Mr. Gilman is a certified public accountant. Mr. Gilman is a member of the Audit Committee and a member of the Nominating and Corporate Governance Committee. Mr. Gilman’s knowledge of accounting and legal matters, and his experience in public company financing and investor relations, provide the Board an important resource.

Name and Age	Director Since	Business Experience during the Past 5 Years and Other Information
Robert Harrer (50)	2015

Mr. Harrer became a director in September 2015. He is currently Vice President, Chief Financial Officer of Innophos, a leading producer of performance-critical specialty grade phosphate products and nutritional specialty ingredients. From 2010-2013, Mr. Harrer was Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Avantor Performance Materials, a global manufacturer of performance materials and chemicals for leading-edge electronics, biopharmaceutical, laboratory and research applications. Avantor is owned by New Mountain Capital LLC, a private equity firm, for which Mr. Harrer worked as a business consultant prior to the acquisition of Avantor. From 2000-2009, Mr. Harrer worked for Rohm and Haas in various leadership positions, including Chief Financial Officer of the Electronic Materials business, Director of Finance of the European Region, and Corporate Controller and Director of Financial Planning at Rohm and Haas’ Philadelphia headquarter. Following The Dow Chemical Company’s acquisition of Rohm and Haas in 2009, Mr. Harrer served as division controller at Dow. Mr. Harrer earned his Master of Business Administration and Mathematics at Albert Einstein University in Ulm, Germany. Mr. Harrer is a member of the Audit Committee and a member of the Nominating and Corporate Governance Committee. His financial, chemical industry and executive experience are invaluable resources for the Board.

John C. Hunter, III (68)	2011

Mr. Hunter has over 40 years of global chemical industry experience. He began his career in 1969 with Monsanto Company, and for the next three decades held positions of increasing responsibility in areas such as engineering, sales, and management. He was appointed Vice President and General Manager, Asia Pacific, for the Specialty Chemicals Division of Monsanto Chemical Company in 1989, and Vice President and General Manager, Fibers Division and Asia-Pacific for the Chemicals Group, an operating unit of Monsanto Company, in 1993. Mr. Hunter became President of the Fibers Business Unit in 1995. In September 1997, Monsanto spun off its chemicals business as Solutia Inc., and Mr. Hunter was appointed its President and Chief Operating Officer. He became President and Chief Executive Officer of Solutia in May 1999, and added the role of Chairman of the Board in December 1999. Mr. Hunter retired as Chairman, President and Chief Executive Officer of Solutia in 2004. Mr. Hunter is currently a member of the board of directors and chair of the compensation and nominating committee of Edgewell Personal Care. He received a B.S. degree in Chemical Engineering from the Georgia Institute of Technology and an M.B.A. from the University of Houston. Mr. Hunter is the Chair of the Nominating and Corporate Governance Committee and a member of the Compensation and Development Committee. His commercial, chemical industry and corporate governance experience as the CEO and Chairman of a major chemical manufacturing company are invaluable resources for the Board.

Fred C. Leonard, III (70)	1996

Mr. Leonard served as a director of our subsidiary KMG-Bernuth from 1992 until 1997, and served as the Secretary of KMG-Bernuth from 1993 until 2001. From 1972 through April 2015, Mr. Leonard served as the Chair of the Board, CEO and President of Valves Incorporated of Texas, Inc. (“Val-Tex”), a manufacturing company located in Houston, Texas, prior to our acquisition of Val-Tex. Mr. Leonard also currently serves as a board member of Integrity Bank, SSB, an independent community bank in Houston, Texas, and DKI Investments Incorporated, a private Texas Corporation formed to acquire and operate companies. Mr. Leonard is the Chair of our Compensation and Development Committee and a member of our Audit Committee. He provides the Board with critical expertise in compensation systems and strategies, and as the long-time CEO of a private manufacturing company, he brings to the Board leadership experience and a broad-based expertise in a variety of business disciplines.

Name and Age	Director Since	Business Experience during the Past 5 Years and Other Information
Karen A. Twitchell (60)	2010

Ms. Twitchell is a member of the board of directors of Kraton Performance Polymers, where she is on the Audit and Compensation and Development Committees. In addition, she is on the board of Trecora Resources, where she is Chair of the Audit Committee and a member of the Compensation Committee. From 2010 to 2013, she was Executive Vice President and Chief Financial Officer of Landmark Aviation, where she was responsible for all financial and strategic planning functions. Previously, Ms. Twitchell was Vice President and Treasurer of LyondellBasell Industries from 2001 to 2009, where she was responsible for global treasury operations for this worldwide chemical and refining company. Before that, she had served as Vice President and Treasurer of Kaiser Aluminum Corporation and of Southdown Inc. Prior to joining Southdown, Ms. Twitchell was an investment banker with Credit Suisse First Boston in its corporate finance department. Ms. Twitchell holds a B.A. in Economics from Wellesley College and an M.B.A. from Harvard University. Ms. Twitchell is Chair of the Audit Committee and a member of the Risk Oversight Committee. She brings important experience to the Board in accounting matters, financings and capital structure, merger and acquisition transactions, investor relations and enterprise risk management.

Named Executive Officers Who Are Not Directors

The following table sets forth certain information with respect to our named executive officers who are not directors.

Name and Age	Business Experience during the Past 5 Years and Other Information
Roger C. Jackson (64)

Mr. Jackson was elected Secretary in 2001, and became Vice President and General Counsel in 2002. Prior to then, Mr. Jackson had been a partner since 1995 in Woods & Jackson, L.L.P. and had been a partner in the Houston law firm Brown, Parker & Leahy L.L.P. beginning in 1985.

Ernest C. Kremling (51)

Mr. Kremling became our Vice President-Operations in 2008. Prior to that, Mr. Kremling spent 20 years with the Dow Chemical Company in various manufacturing roles, which included project management and plant and site leadership. During the course of his employment with Dow, he worked in Asia for several years and held positions of global responsibility that covered Asia, Europe and South America.

Andrew C. Lau (43)

Mr. Lau became Vice President of KMG Electronic Chemicals, Inc., our wholly owned subsidiary in 2013. Prior to that, Mr. Lau worked with Linde LLC where his assignments included President and General Manager of Linde Lien Hwa in Shanghai from 2010 to 2013 and Head of Global ESG Supply and Greater China Electronics in Taiwan from 2009 to 2010. He holds a Bachelor’s degree in Chemical Engineering from Columbia University, a Master’s degree in Chemical Engineering from the University of California at Berkeley and an MBA in Marketing from the University of Rochester’s William E. Simon Graduate School.

Malinda G. Passmore (56)

Ms. Passmore became Vice President and Chief Financial Officer in January of 2014. She has 30 years of accounting, financial and IT systems experience, including 11 years at Commercial Metals Company, a Fortune 500 global steel manufacturer. At Commercial Metals, she served as corporate controller and chief accounting officer over a period of six years. Subsequently, she was vice president and chief information officer at Commercial Metals for five years. Most recently, Ms. Passmore was chief financial officer of Country Fresh, a fast-growing privately held wholesale food supplier. At Country Fresh, she was responsible for financial, tax and treasury reporting, as well as human resources, strategic planning and information systems. Prior to her employment at Country Fresh, Ms. Passmore was senior vice president finance for Archipelago Learning, a leading publicly traded international education company.

Communication with the Board

In order to provide our shareholders and other interested parties with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. Shareholders and other interested persons may communicate with the Board or with our non-management directors as a group by written communications addressed in care of the Chair of our Nominating and Corporate Governance Committee or our Corporate Secretary, 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099, but after January 15, 2016 all communications should be sent to 300 Throckmorton Street, Suite 1800, Fort Worth, Texas 76102.

All communications received in accordance with these procedures will be reviewed initially by senior management. Senior management will relay all such communications to the appropriate director or directors unless it is determined that the communication (i) does not relate to our business or affairs or the functioning or constitution of the Board of Directors or any of its committees; (ii) relates to routine or insignificant matters that do not warrant the attention of the Board of Directors; (iii) is an advertisement or other commercial solicitation or communication; (iv) is frivolous or offensive; or (v) is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

The Corporate Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes. As of November 30, 2015, no such communications had been received.

Board Meetings

The Board of Directors held twelve meetings in fiscal year 2015, including special meetings, and took action by unanimous consent in several instances. All directors attended all of the meetings, except one director did not attend one meeting. All Board members are expected to attend the Annual Meeting. Last year, all directors attended the Annual Meeting.

Director Independence

The Board of Directors is currently composed of seven non-employee directors and one employee director. The Board of Directors has established that eight directors will be the number of directors that will constitute the full Board of Directors at the time of the 2015 Annual Meeting. Under our guidelines and the listing requirements of the New York Stock Exchange, at least a majority of our Board of Directors must be independent. The Board of Directors has determined that all seven of its current non-employee directors meet the New York Stock Exchange requirement of independence. The Board of Directors has also determined that all non-employee directors who served during fiscal year 2015 met the New York Stock Exchange independence requirement.

Stock Ownership Guideline for Non-Employee Directors

We have adopted a stock ownership guideline for non-employee directors. Non-employee directors are to own the greater of 4,000 shares or the number of shares of our Common Stock whose value equals three times the sum of their annual retainer plus the value of their equity awards. Non-employee directors have two years from their election to achieve the 4,000 shares level and five years from their election to achieve the 3x guideline. The Compensation and Development Committee may enforce the guideline by paying director compensation in restricted stock. As of July 31, 2015, each of our non-employee directors has satisfied the requirement as it may relate to them.

Board Committee Membership

The Board of Directors has four standing committees, an Audit Committee, a Nominating and Corporate Governance Committee (“Governance Committee”), a Compensation and Development Committee (“Compensation Committee”) and a Risk Oversight Committee. The Audit Committee, the Governance Committee and the Compensation Committee are composed entirely of non-employee directors whom the Board has determined are independent under the applicable committee independence standards of the New York Stock Exchange. The table below provides the current membership for the four standing committees.

	Audit Committee	Nominating & Corporate Governance Committee	Compensation & Development Committee	Risk Oversight Committee
Gerald G. Ermentrout			X	X*
James F. Gentilcore		X		X
George W. Gilman	X	X
Robert Harrer	X	X
John C. Hunter, III		X*	X
Fred C. Leonard, III	X		X*
Karen A. Twitchell	X*			X

*	Committee Chair

Board Leadership Structure

The Board does not have a set policy on whether the roles of the chairman and CEO should be separate and, if separate, whether the chairman should be selected from the non-employee directors or be an employee. Rather, the Board makes this choice on the basis of what it believes is in our best interests at a given point in time. The Board has determined that it is currently in our best interests that Christopher T. Fraser serves as our Chairman, President and CEO. The Board believes that Mr. Fraser’s knowledge and past experience as a CEO will serve us well and that his insights have been, and will continue to be, invaluable to the Board.

We have designated a Lead Director to ensure the representation of the non-employee directors in our leadership structure. The responsibilities of the Lead Director include calling and setting the agenda for executive sessions and other meetings of the non-employee directors, serving as principal liaison for the non-employee directors with the Board Chair and the CEO, substituting for the Board Chair when he is unavailable, and serving as the contact for shareholder communication. Mr. Ermentrout is our current Lead Director.

The Board’s Oversight of Risk Management

Responsibility for risk oversight rests with the full Board. Three committees lend support to the Board in reviewing our consideration of material risks and overseeing our management of material risks. The Audit Committee makes inquiries of senior management about our risk assessment and risk management policies. These policies address our major financial risk exposures and the steps management has taken to monitor and mitigate these risks. The Compensation Committee reviews compensation policies and practices to ensure that our compensation policies are not reasonably likely to have a material adverse effect. We also have a Risk Oversight Committee to assist the Board with oversight of material risk generally, and specifically to assist with oversight of management’s responsibility to identify, assess, prioritize and manage material risks related to our business, and to ensure alignment between our risk-taking activities and our strategic objectives. We have an enterprise risk management steering committee which is comprised of senior executive management. The steering committee is responsible for the administration of our enterprise risk management process. The Risk Oversight Committee receives reports from our enterprise risk management steering committee, and reports regularly to the Board.

Committee Charters, the Code of Business Conduct and Corporate Governance Guidelines

The Audit, Governance, Compensation and Risk Oversight Committees have each adopted charters that have been approved by the Board of Directors. The Board of Directors has also adopted a Code of Business Conduct applicable to directors and all employees, including the CEO, the Chief Financial Officer (“CFO”) and other senior management. The Code of Business Conduct covers such topics as financial reporting, conflicts of interest, compliance with laws, fair dealing and use of our assets. The Code of Business Conduct satisfies the requirements of a “code of ethics” under Section 406(c) of the Sarbanes-Oxley Act of 2002, and requires that any waiver of those provisions as they relate to executive officers or directors may be made only by the Board of Directors and must be promptly disclosed to shareholders along with the reason for the waiver. The Board of Directors has also established Corporate Governance Guidelines covering, among other things, the duties and responsibilities and independence of our directors, director access to management and independent auditors, director compensation, performance reviews of our CEO and management succession planning.

The charters of the Audit, Compensation, Risk Oversight and Governance Committees, the Code of Business Conduct and the Corporate Governance Guidelines, are available on our website at kmgchemicals.com or by writing to Corporate Secretary, KMG Chemicals, Inc., 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099, but after January 15, 2016 all communications should be sent to 300 Throckmorton Street, Suite 1800, Fort Worth, Texas 76102. These documents will be provided free of charge. Material contained on our website is not incorporated by reference in, or considered to be part of, this Proxy Statement.

Audit Committee

The Audit Committee advises the Board and management from time to time with respect to internal controls, systems and procedures, accounting policies and other significant aspects of our accounting, auditing and financial reporting practices. The Audit Committee also monitors the preparation of our quarterly and annual reports and supervises our relationship with our external auditors. The Audit Committee met seven times during fiscal year 2015.

The Audit Committee operates under a charter approved by the Board of Directors and that satisfies the applicable SEC rules and regulations and the New York Stock Exchange Listed Company Manual. The Audit Committee’s function under its written charter is to appoint the independent registered public accounting firm and auditors to audit our financial statements and perform other services related to the audit; review the scope and results of the audit with the independent accountants; review with management and the independent accountants our interim and year-end operating results; oversee our external reporting; consider the adequacy of the internal accounting procedures; provide oversight for the internal audit function; evaluate the independence of the external auditors; and approve and review any non-audit services to be performed by the independent accountants. The Audit Committee has also established procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls or audit matters, and the confidential, anonymous submission to us by our employees of concerns regarding questionable accounting or auditing matters.

For most of fiscal year 2015 the Audit Committee consisted of three non-employee directors, George W. Gilman, Fred C. Leonard, III, and Karen A. Twitchell, who are all current members. Robert Harrer joined the Audit Committee upon his election to the Board in September 2015. Ms. Twitchell is the current Chair. Ms. Twitchell has served on our Board of Directors since 2010, and she is a certified public accountant. In the course of her career, Ms. Twitchell, has acquired (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions. The Board of Directors has determined that Ms. Twitchell is an “audit committee financial expert” within the meaning of that term under the rules of the SEC and has the requisite financial management experience as defined under the New York Stock Exchange Listed Company Manual. The Board has also determined that all of the members of the Audit Committee are independent and financially sophisticated within the meaning of the listing standards of the New York Stock Exchange and as defined in Exchange Act Rule 10A-3.

Report of the Audit Committee

The Audit Committee reviewed our audited financial statements for the fiscal year ended July 31, 2015, with the independent auditors and management. Management has the responsibility for the preparation, presentation and integrity of the financial statements, and the independent registered public accounting firm and auditors have the responsibility for auditing the financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

Among other things, the Audit Committee discussed and reviewed with the independent auditors all communications required by accounting principles generally accepted in the United States, including those described by the statement on Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) as may be modified or supplemented, and discussed and reviewed the results of the audit by the independent auditors of the financial statements.

In discharging its oversight responsibility with respect to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors’ independence consistent with applicable PCAOB rules. The Audit Committee also discussed with the auditors any relationship that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of our responsibilities, budget and staffing.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the audited financial statements be included in our report on Form 10-K for the fiscal year ended July 31, 2015, for filing with the Securities and Exchange Commission (“SEC”).

Audit Committee:

Karen A. Twitchell, Chair

George W. Gilman

Robert Harrer*

Fred C. Leonard, III

*Mr. Harrer was appointed to the Audit Committee in September 2015.

This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Nominating and Corporate Governance Committee

The Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including establishing and monitoring implementation of Corporate Governance Guidelines. The committee also plans for the succession of the CEO and other executives. The committee is responsible for identifying and assessing candidates for the Board of Directors, including making recommendations to the Board regarding candidates. During fiscal year 2015, the Governance Committee held two meetings. In fulfilling its duties, the Governance Committee, among other things:

•

identifies individuals qualified to be Board members consistent with criteria established by the committee, and with a view to selecting persons whose background and skills support our strategy for increasing shareholder value;

•	recommends to the Board nominees for the next annual meeting of shareholders; and
•	evaluates individuals suggested by shareholders.

In recommending director candidates to the Board, the Governance Committee charter requires the committee to select individuals who possess the highest personal and professional integrity. The selection process includes reviewing a candidate’s depth of experience and availability, the balance of the business interest and experience of the incumbent or nominated directors, and the need for any required expertise on the Board or one of its committees, including the expertise needed to support and oversee the execution of our corporate strategy. In making its nominations, the Governance Committee first evaluates the current Board members. The committee has also developed a matrix of desirable skills and experience to apply to director candidates, and in the appropriate case has retained a third party consulting firm that specializes in locating candidates for the boards of directors of public companies. The objective of this selection process is to assemble a group of Directors with diverse backgrounds and experience that can best represent shareholder interest through the exercise of sound judgment.

For fiscal year 2015 and currently, the Governance Committee consists solely of non-employee directors who are independent within the meaning of listing standards of the New York Stock Exchange and applicable SEC rules and regulations. Members of the Governance Committee for most of fiscal year 2015 and currently are Messrs. James F. Gentilcore, George W. Gilman, and John C. Hunter, III. Robert Harrer joined the Governance Committee upon his election to the Board in September 2015. Mr. Hunter is the Chair.

The Governance Committee will consider recommendations for director made by shareholders for fiscal year 2016. For information on recommending a candidate for nomination as a director, see “Shareholder Proposals for 2016 Annual Meeting” below. Recommendations by shareholders that are made in accordance with the procedures set forth under “Shareholder Proposals for 2016 Annual Meeting” below will receive equal consideration by the Governance Committee, although in fiscal year 2015 no such recommendations were received. Directors and members of management may also suggest candidates for director.

Risk Oversight Committee

The Risk Oversight Committee is responsible for leading the Board in reviewing our consideration of material risks, providing oversight of our management on material risks and making recommendations to the Board regarding material risks and risk mitigation where appropriate. The committee is composed of Gerald G. Ermentrout, James F. Gentilcore and Karen A. Twitchell. Mr. Ermentrout is the current Chair. The Risk Oversight Committee held three meetings during fiscal year 2015.

Compensation and Development Committee

The Compensation Committee establishes compensation for our CEO and other executive officers, and makes recommendations to the Board of Directors regarding compensation of directors. The committee also administers our incentive compensation and other equity based compensation plans, which included in fiscal year 2015 our 2009 Long-Term Incentive Plan. The Compensation Committee is composed of three non-employee directors, Gerald G. Ermentrout, John C. Hunter, III and Fred C. Leonard, III. Mr. Leonard is the current Chair. The Board has determined that each of the members of the committee is independent within the meaning of the listing standards of the New York Stock Exchange and as defined in applicable SEC rules and regulations. During fiscal year 2015, the Compensation Committee held three meetings.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2015, none of the members of the Compensation Committee have served as officers or employees of the Company or of any of our subsidiaries or had a relationship requiring disclosure under this caption.

During fiscal year 2015, none of our executive officers served as a member of a compensation committee or board of directors of any other entity that has an executive officer serving as a member of our Compensation Committee or Board of Directors.

Mr. Leonard, the Chair of the Compensation Committee, was a party to the transaction described in “Transactions with Related Persons” below.

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) contains the philosophy underlying our compensation strategy and the major elements of compensation paid to the persons included in our Summary Compensation Table. We refer to those persons as named executive officers (“NEOs”). For 2015, our NEOs were:

NEO	Title
Christopher T. Fraser	President and CEO
Malinda G. Passmore	Vice President and CFO
Roger C. Jackson	Vice President, General Counsel and Secretary
Ernest C. Kremling	Vice President, Operations
Andrew C. Lau	Vice President of KMG Electronic Chemicals, Inc.

Executive Summary

In this CD&A, we address the following:

•	the objectives underlying our executive compensation program;
•	what our compensation program is designed to reward;
•	the elements of compensation that make up our compensation program;
•	how we determine executive compensation; and
•	other important compensation policies.

Business Highlights – Financial & Strategic Accomplishments

•	Adjusted EBITDA* increased to $37.1 million, up 21% from $30.6 million last year.
•	Adjusted diluted earnings per share* was $1.21 vs. $0.81 per share reported in the prior year.
•

Long-term debt balance at year-end was $53 million, compared to $60 million at the close of fiscal 2014. During fiscal 2015, the company paid down debt by $30.5 million and borrowed $23.5 million to acquire Val-Tex

*See the discussion on page 20 of our Annual Report on Form 10-K under the caption “Adjusted EBIDTA, Adjusted Net Income and Adjusted Earnings Per Share” for a reconciliation of non-GAAP financial measures.

Compensation Program Highlights

•	NEO base salaries increased an average of 7.0%.
•	Annual incentive awards to our NEOs paid out at 125.7% of target on average.
•	There were no payouts on performance-based long-term incentive awards for the three-year period ending July 31, 2015.

CEO Pay At A Glance

The majority of CEO pay is variable and dependent upon achievement of specific performance goals and in fiscal year 2015 72.9% of his total direct compensation was variable. The chart below shows elements of CEO total direct compensation (base salary, annual incentive bonus, and probable value of annual equity grants) for Mr. Fraser for the past two years.

(1)	The information presented in the chart is derived from the Summary Compensation Table below.

Good Governance Policies

Below we highlight some of our executive compensation practices which we believe enforce alignment with shareholder interests:

What We Do		What We Don’t Do
☑	Majority of NEO compensation is variable	☒	No excise tax gross-ups
☑	Majority of long-term incentives performance-based	☒	No hedging transactions by officers or directors
☑	Share ownership requirements for NEOs	☒	No share recycling under our amended LTI plan
☑	Use an independent compensation consultant	☒	No single trigger change-in-control severance benefits

.

Objectives of Our Compensation Program

We manufacture, formulate and distribute specialty chemicals. Our business strategy includes growing in a manner that increases shareholder value by purchasing additional product lines and businesses. We target for acquisition products and businesses in specialty chemicals that provide an opportunity to obtain a significant leadership position through further acquisition and growth, are of a size that larger industry participants often find too small to be attractive, have products with well-established uses, do not require substantial on-going research and development or capital expenditures, and have strong cash flow and significant barriers to entry. To assist in carrying out this strategy, our Compensation Committee has designed our compensation program to:

•	reward executive officers for long-term strategic management and the enhancement of shareholder value;
•	integrate the compensation program with our short and long-term strategic business plans;
•	ensure the alignment of our NEOs with the interests of our shareholders over the long-term; and
•	attract, motivate, reward and retain experienced and highly qualified executive officers.

What Our Compensation Program Is Designed To Reward

Our compensation program is designed to reward executive officers who are capable of leading us in achieving our business strategy on both a short-term and long-term basis. When making compensation decisions, we consider:

•	overall Company performance;
•	individual performance of our executives;
•	relative internal relationships within the executive pay structure;
•	compensation at our peer companies; and
•	ability to pay.

The Elements of Our Compensation

In fiscal year 2015, we utilized the following elements of compensation to support our compensation program objectives:

•	base salary;
•	annual incentive compensation;
•	long-term incentive compensation;
•	other broad-based employee benefits; and
•	executive benefits and perquisites.

How We Determine Each Element of Compensation And Why We Pay Each Element

The Compensation Committee continues to weight at-risk performance-based incentives compensation of our NEOs more heavily than base salary. We believe that our compensation program will enhance our profitability and increase shareholder value by more closely aligning the financial interests of our executive officers with those of our shareholders. We believe that the achievement of long-term goals increases shareholder value to a greater degree than the achievement of short-term goals. Therefore, to recognize this philosophy, we intend that long-term incentives be weighted more heavily than either base salary or annual incentives. The pie charts below show the mix of actual direct compensation for our executives in fiscal year 2015, demonstrating the emphasis placed upon variable compensation and long-term incentive compensation in particular in our program:

CEO Pay Mix	Other NEO Pay Mix

About Our Executive Compensation Program

Base Salary

Base salary is compensation paid to an executive for performing specific job responsibilities and it represents the minimum income an executive might receive in any given year. Base salary is essential to attracting and retaining experienced and highly qualified executives, including our NEOs. We initially establish base salary based upon the abilities, accomplishments, and prior work experience and performance of the executive officer. Adjustments in base salary are considered on a discretionary basis, taking into account internal pay relationships and consistency, the executive’s historical contributions, and the experience, level of responsibility, changes in responsibilities, retention risk and market survey data.

We intend to pay base salaries that are within the market median range of national survey and peer group data. See “How We Determine Executive Officer Compensation — Benchmarking and Other Market Data.” Increases in base salary in fiscal year 2015 were driven by market adjustments for the compensation of the CEO and the other NEOs. In addition, increases in base salary reflect that our operations have grown substantially in size and in complexity with recent acquisitions in our electronic chemicals business and the industrial lubricants and sealants business.

Annualized Base Salaries of Named Executive Officers

Year	Fraser	Passmore	Jackson	Kremling	Lau
FY 2015	$669,000	$276,000	$260,000	$304,000	$259,000
FY 2014	$625,000	$260,000	$248,000	$276,000	$242,000
% Increase	7.0%	6.2%	4.8%	10.1%	7.0%

Annual Incentive Compensation

General

Our annual incentive compensation is designed to focus and motivate our executives to achieve our strategic objectives.

The Compensation Committee administers our annual incentive awards to executives, but delegates to our CEO the day-to-day responsibility for the program with respect to the other executives. Annual incentive compensation rewards executives based upon achievement of the financial performance objectives and individual performance objectives that are established by the Compensation Committee, based upon the recommendation of the CEO for the other executive officers. The Compensation Committee establishes the financial and individual objectives for the CEO. The Compensation Committee evaluates each particular individual’s achievement or progress toward the objectives, and determines the degree to which the objectives have been achieved. The Compensation Committee may make adjustments to the objectives or weight given to a particular objective to take into account special or unforeseen circumstances.

Annual incentive compensation is paid as a percentage of base salary. The annual incentive is calculated for each performance objective using the formula: Base Salary × Annual Incentive Level at Target × % Objective Weight × Payout % for Objective Achieved. The Compensation Committee intends to set annual incentive compensation at approximately the median of national survey and peer group data.

Award Opportunity

Annual incentive compensation for our CEO and the other NEOs is subject to a potential range from threshold, to target, to maximum. The target level for the CEO is set at 90% of base salary and set for other NEOs at 50% of base salary. Threshold performance is set at 45% of base salary for our CEO and 25% of base salary for the other NEOs. The maximum award level is set for performance at 135% of base salary for our CEO and 75% of base salary for the other NEOs. The annual incentive compensation award is calculated as a percentage of actual base salary rather than annualized base salary. The following table describes the award opportunity, as a percentage of base salary, at the threshold, target and maximum levels (between threshold and target and between target and maximum, the award is interpolated based on the percentage of the objective determined by the Compensation Committee to have been achieved):

Award Opportunity as a Percentage of Base Salary for Objectives

for Fiscal Year 2015 for the NEOs

Name	Threshold	Target	Maximum
Christopher T. Fraser	45%	90%	135%
Malinda G. Passmore	25%	50%	75%
Roger C. Jackson	25%	50%	75%
Ernest C. Kremling	25%	50%	75%
Andrew C. Lau	25%	50%	75%

Financial Performance Objectives

The Board of Directors establishes financial performance objectives based upon one or more of the following performance measures:

•	return on equity, assets, capital or investment;
•	revenue growth;
•	earnings per share growth;
•	earnings before interest, taxes, depreciation and amortization (“EBITDA”);
•	gross margin; and
•	operating cash flow or cash flow from operating activities.

Financial performance metrics may be adjusted for acquisitions, restructuring expenses, CEO transition expenses, foreign exchange translation gains/losses, stock-based compensation and other items as determined to be appropriate by the Compensation Committee. The financial performance objectives may be identical for all executives or may differ among executives to reflect more appropriate measures related to a particular individual’s performance. Performance measures are adopted and weighted by the Compensation Committee annually to give emphasis to performance for which executives have the most direct control.

Each executive’s objectives have a threshold level below which no award will be payable, a target level and a maximum award level. The target level for financial objectives is generally set based on performance at 100% of budget for the fiscal year. Threshold and maximum are generally set at 80% and 120% of target, respectively. Each objective is given a weight relative to the other financial performance and personal objectives.

For fiscal year 2015, the table below lists the objectives and their relative weights used in determining the annual incentive compensation for our NEOs.

Annual Incentive Performance Objectives and Weightings in Fiscal Year 2015

for the Named Executive Officers

Performance Objective	Fraser	Passmore	Jackson	Kremling	Lau
Corporate EBITDA, adjusted	50%	50%	50%	50%	20%
Return on Invested Capital, adjusted	20%	20%	20%	20%	10%
Business Unit EBITDA, adjusted	0%	0%	0%	0%	40%
Personal Objectives	30%	30%	30%	30%	30%

For fiscal year 2015, our adjusted EBITDA performance objective at target was $36.6 million, and the performance objective for return on invested capital was 9.9% at target. For fiscal year 2015, our adjusted EBITDA was $40.2 million, or 110.0% of target (for a payout percentage of 124.8%). Threshold for adjusted EBITDA was $29.2 million, and maximum was $43.9 million. For the purpose of establishing annual incentive compensation for fiscal year 2015, the Compensation Committee determined that the adjusted return on invested capital was 12.8%, or 128.0% of target (for a payout percentage of 150.0%). Threshold for return on invested capital was 8.0%, and maximum was 12.0%. Return on invested capital for fiscal year 2015 was calculated by dividing adjusted operating income by total assets less accounts payable. For fiscal year 2015, adjusted electronic chemicals business unit EBITDA was achieved at 110.4% of target (for a payout percentage of 126.1%). Adjustments to EBITDA and to return on invested capital were made for currency exchange translation loss, stock-based compensation expense in excess of budet, acquisition of the industrial lubricants business and the disposition of the creosote distribution business, and an unused debt facility fee.

Individual Performance Objectives

Personal goals for NEOs are selected by the Compensation Committee based on input from the CEO, as to other executive officers, and the input of other Board members. The personal goals for each individual are generally selected from areas of our business where the executive has the most direct and substantial involvement, and number from four to seven items. They are often very specific, and usually include initiating or completing projects having an important strategic or operational impact.

Although achievement of personal goals is determined by the Compensation Committee most often on the basis of a subjective or qualitative analysis, the committee tries to define the goals in a way that they can readily determine that they have been met. When the goals lend themselves to a quantitative approach, that method is used. In fiscal year 2015, the personal goals of the NEOs were:

Christopher T. Fraser

•	Implementation of our strategy by successfully closing an acquisition, exploring a strategic disposition of our creosote business and evaluating strategic opportunities of regional importance.
•

Lead the successful integration of the UPC business and the restructuring of global manufacturing operations, optimization of supply chain and logistics to achieve operational and commercial synergies per plan.

•	Implement the new ERP system in the US, and then initiate its migration to other business units.
•	Address and relign certain product supply in our EC business.

Malinda G. Passmore

•	Improve the IT department as a foundation of growth and optimization, and improve internal customer satisfaction with its performance.
•	Improve the practices and processes in our treasury function.
•	Improve the financial planning and analysis function for the Company globally.
•	Restructure and improve our internal audit function.

Roger C. Jackson

•	Obtain a positive outcome for pentachlorophenol from the United Nations Persistent Organic Pollutant review process.
•	Upgrade the global records management function.
•	Improve timeliness of availability of certain Board materials.
•	Enhance our global contract management process.

•	Continue with ACC/Responsible Care requirements, including implementing current and next phase of codes.
•	Conduct legal and regulatory compliance training for our managers and key employees.

Ernest C. Kremling

•	Achieve target injury rate of less than 1.0/200,000 hours per year.
•	Achieve target process safety incidents of not more than three.
•	Continue development of executive capabilities in key areas.
•	Broaden key activities associated with Continual Improvement to become a focused effort under the umbrella of Operational Excellence.
•	Enhance supply chain capabilities of a key product to support current and future growth.
•	Support consolidation and organic growth in key areas to ensure accomplishment of plan, and expand geographic breadth of key global processes.

Andrew C. Lau

•	Enhance the EC business’ position in North America with product and supply source initiatives.
•	Continue to integrate successfully the EC business in Europe.
•	Accomplish the business development strategy designed for Asia.
•	Expand the Global Account Management approach to key customers, and achieve key supplier status with identified customers.
•	Continue development of executive capabilities in key areas.

For fiscal year 2015, the Compensation Committee determined that Mr. Fraser achieved his personal goals at 120.0% of target, thus earning a payout percentage of 150.0%. The Compensation Committee determined that the other NEOs achieved personal goals as a percentage of target and as a payout percentage, as follows: Jackson, 100.0%/100.0%; Kremling, 110.0%/125.0%; Lau, 100.0%/100.0%; and Passmore, 95.0%/88.0%.

Annual Incentives Earned

For fiscal year 2015, the annual incentive compensation actually earned by our CEO and CFO was 123.7% and 59.3% of actual base salary, respectively, and annual incentive compensation for the other NEOs ranged from 60.2% to 65.0% of their respective actual base salaries paid in the fiscal year. Mr. Fraser’s annual incentive compensation was $816,500, Ms. Passmore’s was $161,704, Mr. Jackson’s was $157,909, Mr. Kremling’s was $194,137 and Mr. Lau’s was $154.175. The table below indicates the annual incentive award paid to the NEOs as a percentage of base salary by performance objective for fiscal year 2015.

Award Level Paid as a Percentage of Base Salary for Fiscal Year 2015

Performance Objective	Fraser	Passmore	Jackson	Kremling	Lau
EBITDA, adjusted (1)	56.2%	31.2%	31.2%	31.2%	12.5%
Return on Invested Capital, adjusted (1)	27.0%	15.0%	15.0%	15.0%	7.5%
Business Unit EBITDA, adjusted	0.0%	0.0%	0.0%	0.0%	25.2%
Personal Objectives	40.5%	13.0%	15.0%	18.8%	15.0%
Total	123.7%	59.2%	61.2%	65.0%	60.2%

(1)

EBITDA and return on invested capital was adjusted for currency exchange loss, stock-based compensation, acquisition of the industrial lubricants business and disposition of the creosote distribution business, and an unused debt facility fee.

Long-Term Incentive Compensation

General

We provide our NEOs with long-term equity compensation tied to our performance. We believe that this aligns the financial interests of our shareholders and motivates with the interests of our executives, and motivates our executive officers to enhance shareholder value. Additionally, the Compensation Committee believes that long-term equity compensation serves as an important retention tool. Long-term equity compensation should comprise the largest percentage of executive compensation. Long-term equity incentives are targeted above the market median, if performance objectives are achieved. The Compensation Committee currently administers equity incentives under our 2009 Long-Term Incentive Plan.

The Compensation Committee determines long-term incentive award levels and the types of awards from the financial results for the prior fiscal year. Long-term incentive grants vary in amount from year to year based on the performance of the executive, his or her expected role in our future performance and on our financial performance. In setting new long-term equity awards, the Compensation Committee also considers prior equity grants made to the executive officer, which were often made as new hire awards.

In fiscal year 2015, we granted both performance-based and time-based restricted stock awards to certain executives and key employees. Although we may consider grants of stock options in the future, we have not issued any stock options in recent years and there are currently none outstanding.

Performance-Based Restricted Stock Awards

In fiscal year 2015, the Compensation Committee chose to use performance-based restricted stock as one component of long-term incentives. The Compensation Committee has designed the performance-based restricted stock awards to encourage retention of executives by using three year overlapping performance periods.

Performance-based restricted stock awards were granted to each of the NEOs in fiscal year 2015. The awards were granted as Series 1 awards of shares of restricted stock, subject to performance vesting requirements. Performance under the awards is measured over a three-year period beginning August 1, 2014. The awards to the NEOs granted up to an aggregate target amount of 108,747 shares of performance-based restricted stock. Shares for all recipients vest based on satisfaction of performance requirements at the end of the third fiscal year (July 31, 2017).

The fiscal year 2015 Series 1 awards granted to the NEOs up to an aggregate of 103,499 shares of restricted stock at target, subject to performance requirements of earnings per share growth and average return on invested capital (operating income divided by average total assets less payables), for the three year measurement period. The individual awards to particular NEOs are described in the Grants of Plan Based Awards table.

When considering the individual awards, the Compensation Committee determines, based on market survey data, a target award level as a percentage of base pay appropriate for each executive. The value of the restricted stock used to calculate the number of shares then awarded may take into consideration anticipated share appreciation, and in fiscal year 2015 the Compensation Committee assumed a Common Stock price of $16.39 per share when establishing awards (at the beginning of the 3-year performance measurement period for the awards the actual share price was $16.77).The Grants of Plan Based Awards table sets forth the performance-based restricted stock awards made to the NEOs in fiscal year 2015.

In fiscal year 2015, no shares of restricted stock vested for the NEOs from the Series 1 performance-based restricted stock awards granted in fiscal year 2013.

Time-Based Awards

In fiscal year 2015, we granted time-based restricted stock awards to our NEOs that vest over a three-year period ending on July 31, 2017. In fiscal year 2015, we granted 17,347 shares, 3,146 shares, 2,974 shares 4,391 shares and 3,724 shares time-based restricted stock awards to Mr. Fraser, Ms. Passmore, Mr. Jackson, Mr. Kremling and Mr. Lau, respectively.

Broad-Based Employee Benefits

Our employee benefits are designed to allow us to be attractive to current and potential employees and to remain competitive in the market.

Health and Welfare Plans

We offer health and welfare benefits to substantially all employees, including executives. These benefits include medical, dental, life, accidental death, short and long-term disability, and long-term care coverage. Executives make the same contributions for the same type of coverage, and receive the same level of benefits as other employees for each form of coverage or benefit. We provide vacation and paid holidays to all eligible employees, including executives, that is comparable to other similarly sized companies.

Retirement Plans

We offer a defined contribution 401(k) plan to substantially all of our employees in the United States. In calendar years 2015 and 2014, participants may contribute up to $18,000 and $17,500 of their compensation, respectively. We make matching contributions under the plan up to 4% of the participant’s compensation. Employees age 50 or over are entitled to make an additional pre-tax contribution of up to $6,000 per year. Employees are fully vested in employer contributions. The Summary Compensation Table reflects our contributions to the 401(k) Plan for each NEO.

Executive Benefits and Perquisites

Executive benefits or perquisites may be provided on a limited basis to attract and retain key executives. Currently, we do not offer executive benefits or perquisites with a value over $10,000 to any executive other than as set forth below.

Employment Agreements and Severance Plan

We currently have employment agreements with two of our NEOs, Mr. Fraser and Mr. Jackson. Mr. Fraser’s employment agreement continues until terminated. Mr. Jackson’s employment agreement automatically renews for one-year periods, and will continue to do so unless we provide at least 60 days prior written notice of non-renewal.

Mr. Fraser and three other NEOs may become entitled to severance payments under our executive severance plan along with three other employees, while Mr. Jackson would be entitled to severance payments in certain circumstances according to the terms of his employment agreement. Under the terms of Mr. Jackson’s employment agreement, if we terminate his employment (other than for cause or due to death or disability) or elect not to extend his employment for the renewal term, or if he voluntarily terminates his employment for good reason following a change of control, then we must pay him a termination payment equal to a multiple of his base salary at termination. See “Potential Payments upon Termination or Change in Control” for additional information.

The employment agreement and severance plan contain provisions for the assignment to us of any right, title and interest in all works, copyrights, materials, inventions, ideas, discoveries, designs, improvements, trade secrets, patents and trademarks, and any applications related thereto, during their respective employment. In addition, each agreement contains provisions prohibiting the disclosure of confidential information.

Additionally, each executive signed an agreement with non-compete obligations prohibiting the executive from engaging and being financially interested in any business which is competitive with us during his term of employment and for a period of one year after his employment with us terminates, unless he first obtains our prior written consent. In the event an executive breaches any of these provisions, we may terminate any payments then owing to the executive and/or seek specific performance or injunctive relief for such breach or threatened breach.

Executive Severance Plan

The Board of Directors approved an executive severance plan in fiscal year 2009. The plan provides that any regular, full-time employee who is designated by the Compensation Committee may become a participant. Mr. Fraser and three other NEOs, Ms. Passmore and Messrs. Kremling and Lau, have been designated as participants under the plan. The Compensation Committee intends, in appropriate cases, to use the plan to offer severance to eligible employees, including future hires. In anticipation of additional participants, the Compensation Committee has established three participation levels.  Currently, three other employees have been made participants under the plan. The plan may also be used to offer severance payments in lieu of the severance payments under current employment agreement or severance plan to eligible employees wishing to convert to the plan.

The plan is designed to provide an eligible employee with a severance payment in the event of a qualifying termination, which is with respect to an eligible employee who (i) is affirmatively discharged from employment by us, other than a discharge for cause, or (ii) voluntarily terminates for good reason, as defined in the plan. The severance benefit is based on the participation level of the eligible employee as assigned by the Compensation Committee, and is calculated at a multiple of (i) base salary or (ii) base salary and annual incentive award at the target level. The severance benefit is paid in a lump sum.

For a qualifying termination occurring more than 30 days before a change of control, the severance benefit is 2.0x, 1.5x or 1.0x of base salary for the three participation levels. The highest participation level is for a CEO-participant, the second is for other senior executives who are participants and the third level is for all other participants. For a qualifying termination occurring within 30 days before or two years after a change of control, the benefit is 2.5x, 2.0x or 1.5x of base salary plus annual incentive compensation at the target level. If the qualifying termination was not for cause but was instead related to performance issues, the severance benefit is 1.0x, 0.75x or 0.5x of base salary only. In the case of a qualifying termination occurring within 30 days before or two years after a change of control or a qualifying termination occurring for good reason, the eligible employee is also paid a prorated portion of his or her annual incentive compensation.

In order for an eligible employee to receive severance benefits under the executive severance plan, he or she must execute and deliver an acceptable release of all claims.

Other Compensation

As part of his employment agreement, we provide Mr. Fraser an apartment near our headquarters and pay his commuting expenses to and from his permanent home to Houston. In 2015, these housing expenses totaled approximately $66,243 and the commuting expenses totaled approximately $35,454. In 2014, these housing expenses totaled approximately $73,449 and the commuting expenses totaled approximately $20,376. We agreed to provide these benefits to Mr. Fraser because our Board believed it was necessary to retain Mr. Fraser’s services despite the fact that his permanent home is outside the Houston area. The Board considered the value of this additional compensation in evaluating Mr. Fraser’s total compensation package.

How We Determine Executive Officer Compensation

Role of the Compensation Committee

The Compensation Committee is composed of independent, outside members of the Board of Directors in accordance with New York Stock Exchange rules, current SEC rules and regulations, and Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), and is responsible for establishing, reviewing, approving and monitoring the compensation paid to the NEOs.

Role of Executive Officers in Setting Compensation

Our CEO provides input on the Compensation Committee agenda, including background information regarding our strategic objectives, suggestions on annual performance targets and reports on his evaluations of the other executive officers. He makes recommendations with respect to merit increases and annual incentive goals for such other executive officers that are then reviewed by the Compensation Committee prior to final approval. Since our CEO is a member of the Board, he has input on the overall compensation program. The Compensation Committee makes the decision related to the CEO’s compensation.

The Compensation Committee meetings are attended by the committee members, and as needed, by other directors, the CEO, CLO, CFO, and outside advisors, including our compensation consultant. The Compensation Committee regularly meets in executive session without any members of management present.

Role of the Independent Consultant

The Compensation Committee has the sole authority, to the extent deemed necessary and appropriate, to retain and terminate any compensation consultants and has the sole authority to approve related fees and other retention terms. In fiscal year 2015, the Compensation Committee engaged Pearl Meyer & Partners (“Pearl Meyer”) to advise it on executive compensation for fiscal year 2015 and for fiscal year 2016. Pearl Meyer is independent of us, reports directly to the Compensation Committee, and has no other business relationship with us other than assisting the committee with its executive compensation and board compensation practices. The independence of the consultant is considered annually by the committee. In fiscal year 2015, we incurred expense of approximately $53,378 with Pearl Meyer. The Compensation Committee and Pearl Meyer review salaries based on our current and projected company size and annual and long-term incentive programs established for each executive’s position based on data from general industry surveys and our peer companies relating to our current and projected company size.

Benchmarking and Other Market Data

Pearl Meyer analyzed comparative data from the national surveys and data from a peer group of publicly-traded chemical companies of base salaries, annual and long-term incentive targets. We collectively refer to the national surveys and peer group information as “market survey data” in this discussion. The composition and performance of the peer group is reviewed each year. For fiscal year 2015, three new companies were added for a peer group of fifteen publicly-traded chemical companies having comparable annual revenues and a comparable value for ongoing operations: Aceto Corp., American Vanguard Corporation, Balchem Corporation, Cabot Microelectronics Corp., Cambrex Corportion, Entegris, Inc., Hawkins Inc., Innophos Holdings, Inc., Innospec, Inc., Landec Corporation, Oil-Dri Corporation, Omnova Solutions, Inc., Park Electrochemical Corp., Quaker Chemical Corp., and Rogers Corp. The 25th, 50th and 75th percentiles for the data sources were analyzed to gain an understanding of the range of competitive pay practices. Although the 50th percentile of the combined data was used by the Compensation Committee as a reference point for establishing base salary, annual incentive targets and total direct compensation, the compensation of individual executives may vary above or below the reference point because of the background, personal performance, skills and experience, the comparative compensation of our executives and our ability to provide certain compensation within our budgetary constraints.

Other Important Compensation Policies

Stock Ownership Requirements for Named Executive Officers

We have adopted a stock ownership requirement for certain executives that is measured as of the end of each fiscal year. The requirement calls for stock ownership related to base salary to equal three times base salary for the CEO, two times base salary for the VP-Operations, CFO and Chief Legal Officer and one time base salary for other designated executives. Executives covered by the requirement must achieve the stock ownership within five years of becoming an executive. Among the measures the Compensation Committee may consider if the required stock ownership level is not met by an executive, the after-tax portion of a cash bonus due to that executive may be paid in shares of our Common Stock. As of July 31, 2015, all of our executives had satisfied the stock ownership requirement as it applies to them.

Consideration of Risk

The Compensation Committee, with assistance of its independent compensation consultant, reviewed the elements of our executive compensation during fiscal year 2015 to determine whether any portion of executive compensation encouraged excessive risk taking. Management assessed risk with respect to the compensation of other employees. Management and the Compensation Committee believe that risks arising from our compensation policies and practices for our executive officers and other employees are not reasonably likely to have a material adverse effect on us. In addition, we believe that the mix and design of the elements of compensation do not encourage management to assume excessive risks.

Financial Restatement

The Compensation Committee does not have a policy in place governing modifications to compensation where the payment of such compensation was based upon the achievement of specific results that were subsequently subject to restatement. If the Compensation Committee deems it appropriate, however, to the extent permitted by governing law, we will seek to recoup amounts determined by a financial restatement to have been inappropriately paid to an executive officer. Our performance-based restricted stock awards include a provision authorizing recoupment.

Trading in Our Stock Derivatives

Our Insider Trading Policy prohibits directors and employees from purchasing or selling options on our Common Stock, engaging in short sales with respect to our Common Stock, or trading in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to our Common Stock.

Tax and Accounting Implications of our Forms of Compensation

Section 162(m) of the Code limits the deductibility of certain compensation to $1 million per year for our CEO and our three other most highly compensated executive officers. There is an exception to the $1 million limit for compensation meeting certain requirements. With the exception of Mr. Fraser, none of our executive officers currently receives compensation exceeding the limits imposed by the Code. While the Compensation Committee cannot predict with certainty how our executive compensation might be affected in the future by the Code, the committee intends to try to preserve the tax deductibility of executive compensation while maintaining an executive compensation program consistent with our compensation philosophy.

Our compensation program contains the following tax and accounting implications:

•	Salary is expensed when earned, but it is not deductible over $1 million for our covered employees (our CEO and our three other highest paid executives).
•

Annual incentives paid under our shareholder-approved 2009 Long-Term Incentive Plan prior to December 8, 2014 in which the aggregate compensation was less than $1.0 million for covered employees met the requirements of Section 162(m) of the Code and are deductible. Any portion paid under non-objectively verifiable criteria is not deductible over $1 million under Section 162(m) of the Code for covered employees.

•	Our 2009 Long-Term Incentive Plan has been approved by shareholders, and performance-based awards are deductible under Section 162(m) of the Code.
•

Performance-based restricted share awards are expensed over the performance and service period when payout is probable. Our plan has been approved by shareholders and compensation is deductible under Section 162(m) of the Code. No dividends are paid on performance restricted stock until shares are actually issued.

•	Our 401(k) contributions are accrued and expensed in the year of service.

2014 Advisory Vote on Executive Compensation

The Compensation Committee considered the results of the 2014 advisory, non-binding “say-on-pay” proposal in connection with the discharge of its responsibilities. Because 98.1% of our shareholders voting on the “say on pay” proposal approved the compensation of the NEOs described in our proxy statement for our 2014 Annual Meeting of Shareholders, the Compensation Committee did not implement significant changes to our executive compensation program as a result of the shareholder advisory vote. The Board currently intends to ask for an advisory, non-binding vote on compensation each year

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on this review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:

Gerald G. Ermentrout

John C. Hunter, III

Fred C. Leonard, III, Chair

The following table presents information for the three fiscal years ended July 31, 2015, 2014 and 2013 for our President and CEO, our Vice President and CFO, our former Vice President and CFO, and our other three NEOs

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Christopher T. Fraser (5)	2015	660,336	—	1,809,562	816,500	116,099	3,402,497
Director, President and CEO	2014	596,171	—	2,507,800	512,156	117,383	3,733,510
	2013	28,642	—	—	—	1,146	29,788
Malinda G. Passmore	2015	272,600	—	282,953	161,704	10,480	727,737
Vice President and CFO	2014	125,000	—	184,229	98,865	44,800	452,894
Roger C. Jackson	2015	258,047	—	267,507	157,909	3,205	686,668
Vice President, General	2014	246,642	—	118,951	89,149	9,866	464,608
Counsel and Secretary	2013	239,462	500	—	42,142	8,724	290,828
Ernest C. Kremling	2015	298,930	—	394,905	194,137	11,921	899,893
Vice President — Operations	2014	272,650	500	317,837	113,899	10,096	714,982
	2013	253,888	500	—	73,245	9,251	336,884
Andrew C. Lau	2015	256,105	—	334,938	154,175	9,427	754,645
Vice President — Electronic Chemicals	2014	241,939	500	191,148	119,825	30,082	583,494
	2013	35,077	—	—	—	31,403	66,480

(1)	A holiday bonus given to employees.
(2)

Stock awards reflect the grant date fair value of awards granted in each of the respective fiscal years calculated in accordance with accounting principles generally accepted in the United States. Performance-based stock awards represent the fair value of the award on the date of grant based on the probable outcome of the performance conditions for performance awards. Amounts included here reflect the expected vesting for each of the Series 1 performance awards of 135%, 100%, and 0% of the target award for Series 1 for fiscal years 2015, 2014, and 2013, respectively, based in each case on performance through July 31, 2015. The assumptions used in calculating those amounts are set forth in note 11 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2015. See also the table respecting Grants of Plan-Based Awards for the fiscal year 2015 award. When Mr. Fraser became the permanent CEO in fiscal year 2014, he was issued 50,000 shares of Common Stock and the grant date value of that award is included in the table. It was also agreed at that time that Mr. Fraser would be granted Series 3 performance-based restricted stock awards for 50,000 shares to be based on achieving financial goals to be established, and be granted Series 3 awards for 20,000 shares to be based on achieving organizational goals to be established. One-fifth of each of these performance-based awards was granted in fiscal years 2015 and 2014, and an equal amount will be granted in each of the succeeding three fiscal years. The fiscal year 2014 award for financial metrics did not vest, but the fiscal year 2014 award for organizational metrics vested at 100%. Based on the probable outcome of the financial and organizational objectives for Mr. Fraser’s fiscal year 2015 awards, we assumed that 100% of the fiscal year 2015 award for financial objectives will vest and assumed that 100% of the fiscal year 2015 award for organizational metrics will vest. We granted time-based awards in fiscal year 2015 of 17,347, 3,146, 2,974, 4,391 and 3,724 shares to Mr. Fraser, Ms. Passmore, Mr. Jackson, Mr. Kremling and Mr. Lau, respectively. We granted time-based awards in fiscal year 2014 of 30,000, 4,000, 6,600 and 3,000 shares to Mr. Fraser, Ms. Passmore, Mr. Kremling and Mr. Lau, respectively. In addition, Mr. Kremling received a one-time grant of 3,400 fully vested shares as additional incentive compensation.

(3)

Non-equity incentive plan compensation represents payments under our annual incentive plan. See the discussion of our incentive plan under the Compensation Discussion and Analysis section of this Proxy Statement.

(4)

Under our 401(k) plan for United States based employees, we match up to 4% of participant’s compensation. Matching contributions to our 401(k) plan are included in all other compensation. All other compensation for Mr. Fraser includes $101,697 in fiscal year 2015 for commuting to our corporate office in Houston and for housing in Houston, including a tax gross up of approximately $14,295 for housing expenses. Ms. Passmore became the CFO in January 2014. She received a signing bonus of $40,000 which is included in all other compensation. All other compensation for Mr. Lau includes $30,000 for relocation in fiscal year 2013 and $20,405 for relocation in fiscal year 2014.

(5)

Mr. Fraser served as interim CEO beginning in July 2013 until September 2014 when he became the permanent CEO, and the amounts included in this table for fiscal year 2014 and 2013 reflect compensation to him as interim CEO. Compensation to him as a director in fiscal year 2013 is reflected in the Director Compensation table in this Proxy Statement.

The following table presents information respecting grants of plan based awards for fiscal year 2015.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plans (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#) (1)(2)(3)			All Other Stock	Grant Date Fair Value of Stock
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Awards	Awards (4)
Christopher T. Fraser	—	294,880	589,759	884,639
	12/9/2014				18,215	52,042	86,911		1,547,885
	12/9/2014				17,347	17,347	17,347		308,950
	12/9/2014				5,000	10,000	10,000		178,100
	12/9/2014				4,000	4,000	4,000		71,240
Malinda G. Passmore	—	67,700	135,400	203,100
	12/9/2014				3,303	9,438	15,761		280,703
	12/9/2014				3,146	3,146	3,146		56,030
Roger C. Jackson	—	64,154	128,308	192,462
	12/9/2014				3,123	8,923	14,902		265,405
	12/9/2014				2,974	2,974	2,974		52,967
Ernest C. Kremling	—	73,935	147,869	221,804
	12/9/2014				4,610	13,172	21,997		391,767
	12/9/2014				4,391	4,391	4,391		78,204
Andrew C. Lau	—	63,537	127,074	190,610
	12/9/2014				3,910	11,172	18,658		332,299
	12/9/2014				3,724	3,724	3,724		66,324

(1)	See the discussion of our incentive plan under the Compensation Discussion and Analysis section of this Proxy Statement.
(2)

On December 9, 2014, the NEOs in the above table were granted Series 1 performance-based restricted stock awards. The Series 1 awards are subject to a performance requirement composed of adjusted annual compound earnings per share (diluted) growth with annual return on invested capital measured across a three-year period beginning August 1, 2014. A threshold of 15.0% of the award vests, if the adjusted earnings per share growth rate over the measuring period is at least 5.0%. If adjusted return on invested capital is at least 8.0% a threshold award of 20.0% vests. The maximum award of 167.0% vests, if the earnings per share growth rate over the measuring period is at least 20.0% and the average annual return on invested capital is at least 15.0%.

(3)

On December 9, 2014, Mr. Fraser was granted Series 3 performance-based restricted stock awards: 10,000 shares of the Series 3 awards are subject to a performance requirement for net debt repayments with a threshold vesting of 50% at not less than $10.0 million repaid and a maximum award vesting at $14.0 million repaid; and 4,000 of the Series 3 awards are subject to a requirement to meet organizational goals.

(4)

This amount represents the aggregate grant date fair value at December 9, 2014 of $17.81 per share at the maximum award. See note 11 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2015.

The following table presents information respecting outstanding equity awards at July 31, 2015. As of July 31, 2015, we did not have any outstanding stock option awards.

Outstanding Equity Awards at Fiscal Year-End

	Stock Awards (1)
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Christopher T. Fraser	70,257	(3)	1,533,710
	17,347	(4)	378,685
	45,879	(5)	1,001,539
	24,000	(6)	523,920
Malinda G. Passmore	12,741	(3)	278,136
	3,146	(4)	68,677
	8,381	(5)	182,957
	2,000	(6)	43,660
Roger C. Jackson	12,046	(3)	262,964
	2,974	(4)	64,922
	7,994	(5)	174,509
Ernest C. Kremling	17,782	(3)	388,181
	4,391	(4)	95,856
	11,360	(5)	247,989
	3,300	(6)	72,039
Andrew C. Lau	15,082	(3)	329,240
	3,724	(4)	81,295
	9,846	(5)	214,938

(1)

Stock awards reflect grants of performance-based restricted stock awards and time-based restricted stock awards under our 2009 Long-Term Incentive Plan. See the Compensation Discussion and Analysis section of this Proxy Statement and note 11 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2015.

(2)	Market value is calculated based on our closing stock price on July 31, 2015 of $21.83.
(3)

Represents fiscal year 2015 awards under our 2009 Long-Term Incentive Plan of Series 1 performance-based restricted stock. Awards vest July 31, 2017 if performance requirements are satisfied. The table reflects our estimate that 135.0% of the Series 1 awards will vest. See note 11 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2015. See the table “Grants of Plan Based Awards.”

(4)

Represents fiscal year 2015 awards under our 2009 Long-Term Incentive Plan of time-based restricted stock. Awards vest July 31, 2017. The table reflects our estimate that 100.0% of the time awards will vest. See note 11 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2014. See the table “Grants of Plan Based Awards.”

(5)

Represents fiscal year 2014 awards under our 2009 Long-Term Incentive Plan of Series 1 performance-based restricted stock. Awards vest July 31, 2016, if performance requirements are satisfied. The table reflects our estimate that 100.0% of the Series 1 awards will vest. See note 11 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2014.

(6)

Represents fiscal year 2014 awards under our 2009 Long-Term Incentive Plan of time-based restricted stock. Awards vest generally on anniversary of hire date. The table reflects our estimate that 100.0% of the time awards will vest. See note 11 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2014. See the table “Grants of Plan Based Awards.”

The following table presents information respecting options exercised and stock vested by NEOs during fiscal year 2015.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Christopher T. Fraser	—	—	20,000	399,920
Malinda G. Passmore	—	—	2,000	41,340
Roger C. Jackson	—	—	—	—
Ernest C. Kremling	—	—	3,300	70,620
Andrew C. Lau	—	—	1,500	44,565

Potential Payments upon Termination or Change in Control

The following describes the payments and benefits that would be provided to each NEO in the event that this employment is terminated with us for any reason, including death, disability, retirement, voluntary termination, termination for cause and termination without cause, with and without a change in control.

We have an employment agreement that contains severance provisions with Mr. Jackson, one of our NEOs. In fiscal year 2015, four NEOs, Mr. Fraser, Ms. Passmore, Mr. Kremling and Mr. Lau are participants in our Executive Severance Plan (the “ESP”) along with one other employee. Under the terms of Mr. Jackson’s employment agreement, if we terminate his employment (other than for cause or due to death or disability) or elect not to extend his term of employment for the renewal term, or if he voluntarily terminates his employment for good reason due to a change of control, then we must pay Mr. Jackson a termination payment equal to three times base salary. The termination payments are paid in equal annual payments, if the termination is not within one year of a change of control. If the termination or election not to extend the employment agreement by us or voluntary resignation for good reason by the executive occurs within one year of a change of control, then any option to acquire shares of our Common Stock held by the executive becomes fully vested as of the date of termination, and are exercisable for a period of two years. Under the ESP, participants are paid severance equal to a pro-rated portion of annual incentive compensation. Ms. Passmore, Mr. Kremling and Mr. Lau also would be paid a lump sum payment of 1.5 times base salary if the termination of employment was not in connection with a change of control, or 2.0 times the sum of base salary and target annual incentive, if it was in connection with a change of control. For Mr. Fraser, the multiples were 2.0 times base salary, or 2.5 times the sum of base salary and target annual incentive. Performance-based restricted awards do not vest on termination, except upon death, total and permanent disability or retirement. On death and total and permanent disability, performance-based restricted awards vest proportionally based on months of service in the three year performance measurement period, but based on performance achieved as of the termination. On retirement, the awards vest 100%, subject to satisfaction of the performance criteria at the end of the performance measurement period. Resignation by the executive for “good reason” includes failure to pay any amount due to such executive, demotion, relocation or an uncured breach of the employment agreement by us. Performance-based awards to vest on a change of control. A “change of control” includes, among other events, the acquisition by an individual or group of beneficial ownership of more than 50% of the combined voting power of our then-outstanding Common Stock.

The table below presents information respecting amounts payable upon a death, disability, or termination of NEOs, or a change of control, as of July 31, 2015. See “Executive Benefits and Perquisites-Executive Severance Plan.”

Name	Death ($)	Disability ($)	Voluntary Termination ($) (1)	Termination For Cause ($)	Termination Without Cause But No Change of Control ($)	Termination Without Cause but with a Change of Control ($)	Change of Control
Christopher T. Fraser
Incentive Bonus (2)	—	—	—	—	816,500	816,500	—
Cash Severance (3)	—	—	—	—	1,320,672	3,136,596	—
Value of Unvested Stock Awards (4)	1,613,322	1,613,322	—	—	—	4,302,191	4,302,191

Malinda G. Passmore
Incentive Bonus (2)	—	—	—	—	161,704	161,704	—
Cash Severance (3)	—	—	—	—	408,900	817,800	—
Value of Unvested Stock Awards (4)	270,323	270,323	—	—	—	730,825	730,825

Roger C. Jackson
Incentive Bonus (2)	—	—	—	—	157,909	157,909	—
Cash Severance (3)	—	—	—	—	774,141	774,141	—
Value of Unvested Stock Awards (4)	225,635	225,635	—	—	—	651,997	651,997

Ernest C. Kremling
Incentive Bonus (2)	—	—	—	—	194,137	194,137	—
Cash Severance (3)	—	—	—	—	448,395	896,790	—
Value of Unvested Stock Awards (4)	377,700	377,700	—	—	—	1,020,072	1,020,072

Andrew C. Lau
Incentive Bonus (2)	—	—	—	—	154,175	154,175	—
Cash Severance (3)	—	—	—	—	384,158	768,315	—
Value of Unvested Stock Awards (4)	280,139	280,139	—	—	—	811,006	811,006

(1)	Any retirement would be treated as a voluntary termination, except for performance-based awards as described above.
(2)	The amount is the actual incentive award for fiscal year 2015.
(3)

Multiple of base salary or the sum of base salary and target incentive bonus for the year in which the termination occurs for Mr. Fraser, Ms. Passmore, Mr. Kremling and Mr. Lau, and a multiple of base salary for Mr. Jackson.

(4)

For unvested stock awards, the service period requirement is prorated as of July 31, 2015 for death and disability, and the performance objectives are estimated as described in notes 2 and 3 to the Outstanding Equity Awards at Fiscal Year — End table. Performance-based and time-based awards vest at maximum on a change of control, and the amount is is calculating based on our closing stock price on July 31, 2015 of $21.83.

The table below presents information respecting compensation paid to directors in fiscal year 2015 who, except for Mr. Fraser, were not NEOs. We also reimburse our directors for travel, lodging and related expenses incurred in attending Board, committee or other business meetings.

Director Compensation

Name	Fees Earned Or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gerald G. Ermentrout	71,800	64,956	—	—	—	136,756
James F. Gentilcore	50,900	64,956	—	—	—	115,856
George W. Gilman	59,300	64,956	—	—	—	124,256
John C. Hunter, III	42,400	64,956	—	—	—	107,356
Fred C. Leonard, III	61,200	64,956	—	—	—	126,156
Stephen A. Thorington (3)	24,800	27,046	—	—	—	51,846
Karen A. Twitchell	62,200	64,956	—	—	—	127,156

(1)

Each director is paid a fee of $2,000 for each regular or special meeting of the Board of Directors, and paid an annual retainer of $30,000 per year. Directors are also paid $1,500 for attending committee meetings and business meetings, and the Chair of each committee is paid a retainer of $6,000 per year, except for the Chair of the Audit Committee who is paid a retainer of $11,000 per year and the Chair of the Compensation Committee who is paid a retainer of $7,500 per year. Mr. Ermentrout was selected as Lead Director in fiscal year 2014. The Lead Director is paid an annual retainer of $15,000. Annual retainers are paid quarterly. Directors are reimbursed for out-of-pocket expenses incurred in attending meetings and for other expenses incurred in performing in their capacity as directors.

(2)

This amount represents the aggregate grant date fair value, which we expense in our financial statements. See note 11 of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended July 31, 2015.

(3)	Mr. Thorington left the Board of Directors at the conclusion of his term in December 2014.

PROPOSAL 2:

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2016

The Board of Directors has appointed KPMG LLP as our independent registered public accounting firm and auditors to conduct the annual audit of our financial statements for fiscal year 2016. Although action by the shareholders in this matter is not required, the Board of Directors believes that it is appropriate to seek shareholder ratification of this appointment in light of the important role played by the independent auditors in maintaining the integrity of our financial controls and reporting. If ratification of the appointment is not approved, the Board of Directors will reconsider the appointment. A representative of KPMG LLP will be present at the Annual Meeting and will have the opportunity to respond to appropriate questions.

The Board of Directors recommends that you vote to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year 2016. Unless otherwise indicated, all properly executed proxies received by us will be voted “FOR” such ratification at the Annual Meeting.

Principal Accounting Firm Fees

The aggregate fees billed by our independent registered public accounting firm and auditor, KPMG LLP, for professional services rendered to us for the two fiscal years ended July 31, 2015 were as follows:

	2015	2014
Audit Fees (1)	$1,460,935	$1,368,000
Tax Fees (2)	34,600	23,000
All Other Fees (3)	50,000	58,655
Total	$1,545,535	$1,449,655

(1)

Includes fees and reimbursable expenses for professional services rendered for the audits of our consolidated financial statements, quarterly reviews of the consolidated financial statements included in quarterly reports on Form 10-Q, and audit of internal control over financial reporting and issuance of consents related to registration statements.

(2)	Includes fees and reimbursable expenses for international tax consulting services rendered during fiscal years 2015 and 2014.
(3)	Includes fees and reimbursable expenses for certain consulting services rendered during fiscal years 2015 and 2014.

The policy of the Audit Committee is to pre-approve all audit and non-audit services conducted by our independent registered public accounting firm and auditors. Under the policy, pre-approval is required before the independent accountants are engaged for the particular services. The Audit Committee has considered whether the provision of the services included in other fees is compatible with maintaining the independence of our independent registered accounting firm and auditors.

PROPOSAL 3:

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and section 14A of the Exchange Act require that shareholders have the opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers (a so-called “say-on-pay” vote). The advisory vote on executive compensation is not a vote on any specific item of compensation, the compensation of our Board of Directors, or our compensation policies as they relate to risk management, but rather overall philosophy and compensation for our named executive officers. We are also required by law to hold the advisory vote on executive compensation at least once every three years, but we have decided to hold the advisory vote each year.

Our philosophy in setting compensation policies for executive officers has three objectives:

•	reward executive officers for long-term strategic management and the enhancement of shareholder value;
•	integrate the compensation program with our short and long-term strategic business plans; and
•	attract, motivate, reward and retain experienced and highly qualified executive officers.

The Board recommends a vote FOR Proposal 3 which approves of our executive compensation because our Board believes that our compensation policies and practices effectively implement our compensation objectives. Please read the Compensation Discussion and Analysis section of the Proxy Statement and the accompanying executive officer compensation tables and related narrative discussion, which describes in detail our compensation programs and policies for our executive officers and the decisions made by our Compensation Committee for fiscal year 2015, which include:

•	all members of our Compensation Committee are independent directors, within the meaning of the New York Stock Exchange listing standards.
•

our Compensation Committee engages and receives advice from an independent compensation consultant who benchmarks our executive compensation program against our peer group and advises the Committee on best practices for executive compensation.

•

we have substantial stock ownership guidelines for executive officers that promote alignment of their interest with those of our shareholders by requiring 3x of base salary in stock ownership for our CEO and 2x for other executive officers.

•	the majority of our long-term incentive awards are performance based and participants only earn their stock awards if pre-determined performance goals are achieved.
•	we are sensitive to shareholder dilution and the burn rate by keeping potential dilution from employee stock awards very low.
•

we annually review the risk profile of our executive and broad-based employee compensation programs and have significant risk mitigators, such as multiple performance measures for our incentive plan awards, substantial stock ownership guidelines and an executive compensation clawback policy.

The vote on this Proposal 3 is advisory and, therefore, not binding on us, the Board of Directors or the Compensation Committee. Our Board, however, including the Compensation Committee, values the opinions of our shareholders and intends to consider our shareholders’ views. We will evaluate what actions may be appropriate to address those views and disclose in future proxy statements what actions were taken.

Shareholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal 3:

RESOLVED, that the shareholders of KMG Chemicals, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative disclosure contained in this Proxy Statement.

The Board of Directors recommends a vote FOR the approval of the foregoing advisory resolution on executive compensation.

PROPOSAL 4:

APPROVAL OF THE 2016 LONG-TERM INCENTIVE PLAN

General

Our shareholders are being asked to approve the Company’s 2016 Long-Term Incentive Plan (the “Plan”). Our Board of Directors unanimously approved the Plan as of November 30, 2015, subject to shareholder approval of the Plan at the Annual Meeting. The Board of Directors believes that the approval of the Plan is in the best interests of the Company and its shareholders.

The purpose of the Plan is to attract, motivate and retain the services of key employees and directors and to align the interests of such persons with our shareholders by providing participants in the Plan with the opportunity to share in any appreciation in value of our Common Stock that their efforts help to bring about. To accomplish these goals, the Plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards. If approved, the Plan will be an important component of the total compensation package offered to employees and directors, reflecting the importance that we place on motivating and rewarding superior results with long-term, performance-based incentives.

The Board of Directors recommends that you vote FOR the adoption of the Company’s 2016 Long-Term Incentive Plan. Unless otherwise indicated, all properly executed proxies received by us will be voted “FOR” such ratification at the Annual Meeting.

Description of the Plan

The following is a summary of the principal features of the Plan and its operation. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Appendix A.

Administration.  The Plan is administered by a committee (the “Plan Committee”) appointed by the Board of Directors. The Plan Committee is composed of at least two members of our Compensation and Development Committee of the Board of Directors who qualify as “independent directors” under Section 303A of the New York Stock Exchange Listed Company Manual, “outside directors” under Section 162(m) of the Code and as “non-employee directors” under Rule 16b-3 promulgated under the Exchange Act. Subject to the terms of the Plan, the Plan Committee has the complete authority to select the persons eligible to receive incentive awards under the Plan, the type and amount of incentives to be awarded, the terms, duration and conditions of awards, and determine whether any shares issued are subject to any restrictions, provided that any incentive awards to be granted under the Plan to outside directors shall be approved by the Board or made in accordance with a policy or program approved by the Board. The Plan Committee also has the complete authority to construe and interpret the Plan and to establish, amend or waive rules as deemed to be appropriate for the administration of the Plan. The Plan Committee will also make all other determinations that are required for administration of the Plan. Subject to shareholder approval, the Plan Committee may, in its discretion, provide for the extension of the exercisability of an incentive award, accelerate the vesting or exercisability of an incentive award, eliminate or make less restrictive any restrictions contained in an award, waive any restriction or other provisions of an award, or otherwise amend or modify an award in any manner that is not adverse to the recipient, is consented to by the recipient and complies with the provisions of Code Section 409A. Notwithstanding the above provisions, no amendment or modification of an award shall be made to the extent such modification results in any stock option with an exercise price less than 100% of the fair market value per share on the date of grant (110% for recipients of incentive stock options (“ISOs”) who are 10% or greater shareholders).

The Plan Committee may delegate any part of its authority under the Plan to designated officers or other employees, other than to grant an incentive award, as long as such delegation does not violate the requirements of Section 162(m) of the Code and/or Rule 16b-3 under the Exchange Act.

Eligibility.  Any employee or consultant of the Company or a subsidiary of the Company at the time of grant is eligible to participate in the Plan. Non-employee directors of the Company, and consultants of the Company or its affiliates, are also eligible to participate.  However, ISOs may only be granted to employees and not to consultants or outside directors. In addition, no employee shall be eligible for the grant of any ISO who owns or would own immediately before the grant of such ISO, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company; provided that this restriction does not apply if, at the time such ISO is granted, the ISO exercise price is at least 110% of the fair market value of one share on the date of grant and the ISO is not exercisable more than five years from the date of grant.

Shares Subject to the Plan.  The maximum number of shares of the Common Stock that may be delivered pursuant to awards granted under the Plan is 500,000 shares. As required for compliance with Code Section 162(m), none of our named executive officers may receive in any calendar year awards relating to more than 200,000 shares of Common Stock that is available under the Plan. The maximum aggregate cash payout in any calendar year which may be made for any such participant is $20,000,000. The aggregate number of shares of Common Stock that may be issued upon exercise of ISOs, as described in Code Section 422, is 100,000 shares.

The maximum number of shares deliverable pursuant to awards granted under the Plan is subject to adjustment by the Plan Committee in the event of certain dilutive changes in the number of outstanding shares. Under the Plan, we may issue authorized but unissued shares, treasury shares, or shares purchased by us on the open market or otherwise. Any shares subject to an award that are not used because the terms and conditions of the award are not met, may be used again for awards under the Plan.

Transferability.  Incentive awards granted under the Plan may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, the Plan Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option by a participant in the Plan to immediate family members, trusts for the benefit of immediate family members, partnerships in which immediate family members are the only partners, or an entity owned only by immediate family members.

Amendment of the Plan.  The Plan may be amended or terminated by our Board of Directors, without the consent of the our shareholders or Plan participants; provided, however, any amendment to increase the maximum number of shares issuable under the Plan, to amend the requirements as to the class of employees eligible under the Plan, to extend the term of the Plan or which requires shareholder approval in order for the Plan and its incentive awards to continue to comply with Code Sections 162(m), 421, or 422 or the rules of any stock exchange on which the Common Stock may then be listed, or any other applicable laws, will be subject to shareholder approval. Unless required by law, no amendment to the Plan will adversely affect any rights of a holder of an outstanding award under the Plan without such holder’s consent.

Change in Control. In the event of any change in control (as defined in the Plan) of the Company, (1) all outstanding stock options and stock appreciation rights will become 100% vested and immediately and fully exercisable; (2) any restrictions on restricted stock and restricted stock units will be deemed satisfied, and any restriction period will be deemed to have expired; and (3) all outstanding performance-based awards will become fully vested, deemed earned in full, and promptly paid within thirty days, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

Award Agreements.  All awards under the Plan will be authorized by the Plan Committee (or if made to outside directors, by the Board) and evidenced by an award agreement which may include the type of incentive award being granted, the vesting schedule, and other terms and conditions. No award may be exercisable for more than ten years from the date of its grant or, in the case of an ISO granted to an employee who owns or is deemed to own more than ten percent of our Common Stock, five years from its date of grant.

Stock Options.  A grant of a stock option entitles a participant to purchase from us a specified number of shares of Common Stock at a specified price per share. In the discretion of the Plan Committee, stock options may be granted as nonstatutory stock options or ISOs, but ISOs may only be granted to employees of the Company or a subsidiary. The aggregate fair market value of the shares of Common Stock with respect to which ISOs first become exercisable by any participant during any calendar year cannot exceed $100,000.

The purchase price per share of Common Stock which may be purchased under any stock option must be at least equal to the fair market value per share of Common Stock on the date of grant, or, if the stock option is an ISO granted to an employee who owns or is deemed to own more than ten percent of the Common Stock, 110% of the fair market value per share on the date of grant. The form of payment of the exercise price may include cash or, subject to the prior approval by the Plan Committee, delivery of Common Stock with a fair market value equal to the aggregate exercise price of the stock option, participation in a broker-assisted “cashless exercise” arrangement, a combination thereof or any other form of consideration permitted under the Plan.

Stock options are not exercisable after the expiration of the option term specified in the applicable award agreement. Unless otherwise provided in the award agreement, the option term will be reduced to the lesser of the remaining option term and the time periods described below upon termination of a participant’s employment or the termination of the service period with the Company for a non-employee consultant or an outside director. Upon a termination of employment for cause, all stock options will immediately terminate and shall not be exercisable. Upon the disability or death of a participant, the non-vested portion of any stock option immediately terminates and the vested portion expires on the earlier of the expiration date of the award or one year after the participant’s termination due to disability or death. In the case of a qualifying retirement, the non-vested portion of any nonstatutory stock option immediately terminates and the vested portion expires on the earlier of the expiration date of the award or six months after retirement, while vested ISOs expire on the earlier of the expiration date of the award or three months after retirement. If the participant’s employment is terminated for any other reason, the non-vested portion of any stock option immediately terminates and the vested portion expires on the earlier of the expiration date of the award or 90 days after the participant’s termination of employment.

Stock Appreciation Rights (SARs). The grant of a SAR provides the holder with the right to receive a payment in cash, shares of Common Stock, or a combination of cash and Common Stock equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over a SAR exercise price specified in the award agreement. The SAR price specified in the award agreement must be equal to or greater than the fair market value of the Common Stock on the grant date of the

SAR. SARs may be granted as separate awards or in connection with a stock option. If granted in connection with a stock option, the SAR shall be cancelled when and to the extent the related stock option is exercised and the exercise of the SAR will result in the surrender of the right to purchase the shares under the stock option as to which the SAR was exercised. No SAR granted to an officer, director or 10% beneficial owner may be exercised prior to six (6) months from the date of grant, except in the event of the death or disability of such recipient.

Restricted Stock.  A grant of restricted stock is an award of shares of Common Stock subject to restrictions or limitations set forth in the Plan and in the participant’s award agreement. The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals that must be met in order to remove any restrictions on such award. Except for limitations on transfer or limitations set forth in the award agreement, holders of restricted stock will have all of the rights of a shareholder of the Company, including the right to vote the shares and to receive any dividends. Unless provided otherwise in the award agreement, the Company shall retain custody of the shares, the participant shall not be entitled to delivery of the stock certificate, and the participant may not sell or otherwise transfer the shares until the forfeiture restrictions have expired. Except as may otherwise be provided in the award agreement, upon a participant’s termination of employment for any reason during the restriction period while the shares remain subject to a substantial risk of forfeiture, the non-vested shares of restricted stock are forfeited by the participant.

Restricted Stock Units.  A grant of restricted stock units entitles the participant to receive a payment of cash, shares of Common Stock, or some combination of cash and Common Stock when the time or performance conditions established by the Plan Committee in the participant‘s award agreement have been satisfied. The participant shall have no rights as a stockholder with respect to any restricted stock unit until such time as the underlying shares are paid and delivered to the recipient in settlement of the restricted stock unit pursuant to the terms of award agreement.

Performance Awards.  A grant of a performance award entitles the participant to receive cash, shares of Common Stock or other consideration, or any combination thereof, upon the attainment of objective pre-established performance goals over a pre-established performance period as set out in the award agreement. The award agreement for a performance award will specify the performance period, the performance goals to be achieved during a performance period, and the amount of the performance award. Performance goals set by the Plan Committee may relate to specific financial, production, sales, costs, or other performance objectives relevant to our business, as set out in the Plan, which the Plan Committee determines to be appropriate for each participant who is granted a performance award and as specified in the award agreement. The Plan Committee may exercise discretion to reduce or eliminate the amount of a performance award, but may not waive the performance criteria or increase the value of a performance award.

Dividend Equivalent Rights.  A grant of a dividend equivalent right entitles the holder to receive credits based on the cash dividends that would have been paid on the shares of Common Stock as specified in the award agreement, as if such shares were held by the participant. Dividend equivalents credited to the participant may be paid currently or may be deemed to be reinvested in additional shares of Common Stock at fair market value, which may thereafter accrue additional dividend equivalents.

Other Stock-Based Awards. The Plan Committee may grant to any participant other forms of awards based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock or cash. The terms and conditions of any such other stock-based award will be determined by the Plan Committee and specified in the participant’s award agreement. Unless granted as substitution for an outstanding award or delivered upon exercise of a stock option, such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as specified by the award agreement.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation. This information may not be applicable to participants who are not subject to United States federal income tax.

Nonstatutory Stock Options.  A participant receiving a nonstatutory stock option that has been issued with an exercise price not less than the fair market value per share of Common Stock on the grant date will not recognize income, and we will not be allowed a tax deduction at the time such an option is granted. When a participant exercises a nonstatutory stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received upon subsequent disposition of the shares is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise date of the option.

Incentive Stock Options (“ISOs”).  ISOs granted under the Plan are intended to meet the definitional requirements of Section 422 of the Code for ISOs. A participant receiving a grant of ISOs will not recognize income and we will not be allowed a tax deduction at the time an ISO is granted. When a participant exercises an ISO while employed by the Company or its subsidiary, or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to us), but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant's alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of prior to (i) two years after the date of grant and (ii) one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (referred to as a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise date of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which ISOs become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonstatutory options.

Special Rule for Payment of Exercise Price in Common Stock.  If a participant pays the exercise price of a nonstatutory or ISO with previously-owned shares of Common Stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an ISO is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and we receive no tax deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired ISO shares to pay the exercise price of another ISO constitutes a Disqualifying Disposition, the tax results described in the preceding paragraph will apply.  The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.  A participant receiving a grant of stock appreciation rights, restricted stock, restricted stock units, or performance awards will not recognize income, and we will not be allowed a tax deduction, at the time such award is granted, unless the participant makes the election described below with respect to restricted stock. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award, will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, if the participant files a Code Section 83(b) election with the Internal Revenue Service within thirty (30) days after the grant date of a restricted stock award, the participant's ordinary income and commencement of holding period and the deduction will be determined as of the grant date. In such a case, the amount of ordinary income recognized by such participant and deductible by us will be equal to the excess of the fair market value of the award as of the grant date over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her restricted stock award, no refund or deduction will be allowed for the amount previously included in the participant's income.

Other Stock-Based Awards.  In the case of other stock-based awards, a participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any Common Stock received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, because we are a publicly-held corporation, Section 162(m) of the Code limits our ability to deduct compensation paid to certain of our executive officers in excess of $1 million annually per executive officer. One of the exceptions relates to certain performance-based compensation, provided the performance goals for such compensation have been approved by shareholders and certain other requirements under Section 162(m) have been met.

Parachute Payments.  Under the "golden parachute" provisions of Section 280G of the Code, the accelerated vesting of stock options and benefits paid under other incentive awards granted under the Plan in connection with a change in control of the Company, as described under Section 280G, may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits under Section 280G. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to us. If a participant's rights under the Plan are accelerated as a result of a change in control and the participant is a "disqualified individual" under Section 280G, the value of any accelerated rights received by such participant may be included in determining whether the participant received an "excess parachute payment" under Section 280G.

Section 409A of the Code.  Section 409A of the Code applies to certain plans providing deferred compensation to employees, directors, consultants and other service providers, and potentially Section 409A could apply to certain of the different types of incentive awards available under the Plan. Generally, to the extent that deferrals of these awards fail to meet applicable requirements under Section 409A, such awards will be subject to taxation and tax penalties. We intend to structure incentive awards granted under the Plan and administer the Plan in a manner that either complies with or is exempt from the requirements of Section 409A. If any provision in the Plan or an award agreement would result in the imposition of a tax or penalty under Section 409A, we may reform that Plan provision or award to the extent permitted under Section 409A to avoid the imposition of the tax or penalty.

Federal Tax Withholding.  Income realized by a participant upon the exercise or vesting of an incentive award may be subject to withholding of federal, state, and local income tax, as well as to withholding of the participant's share of tax under the Federal Insurance Contribution Act. Because the withholding requirement applies only to employees, a non-employee participating in the Plan is not subject to tax withholding. To satisfy income tax withholding requirements, we have the right to require that, as a condition to delivery of any shares of Common Stock, the participant remit an amount that is sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the tax withholding obligation.

ERISA.  We believe that the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Plan is not a qualified retirement plan under Code Section 401(a).

Awards Granted under the Plan

There have been no awards under the Plan since the Plan is subject to the approval of the shareholders at the Annual Meeting. However, subject to approval of the Plan by the shareholders, Mr. Fraser will be granted a special performance-based restricted stock award for a number of shares of Common Stock at target having a value equal to $1.75 million based on the closing price per share of the Common Stock on the New York Stock Exchange on the last trading day immediately prior to the grant. The performance-based award will vest over five years beginning August 1, 2015, one-third (1/3) at the end of years three, four and five. The grant will be subject to performance metrics for cumulative revenue, total stockholder return and revenue growth rate to be established at the time of the grant.

Transactions with Related Persons

Review, Approval or Ratification of Transactions with Related Persons

Our Code of Business Conduct prohibits employees, officers and directors from having a personal, financial or family interest that could in any way prevent the individual from acting in our best interests (a “conflict of interest”) and provides that any conflict of interest waiver relating to Board members or executive officers may only be made after review and approval by the Board.  In addition, the Board reviews certain relationships and related party transactions with respect to directors, as part of its assessment of each director’s independence.  The related party transaction described below was reviewed and approved by the Board in accordance with these policies.

Transactions with Related Persons

On May 1, 2015, we completed the acquisition of Val-Tex, a privately held Texas corporation. Fred C. Leonard III was the majority shareholder, president and chief executive officer of Val-Tex. He is also a director on our Board. The aggregate merger consideration paid to the former shareholders of Val-Tex consisted of $23.7 million in cash plus 606,875 shares of our Common Stock that were exchanged for an equivalent number of shares held by Val-Tex (no additional net shares were issued). Mr. Leonard received 401,465 shares of our Common Stock and approximately $13.4 million in cash in the transaction. In addition, George W. Gilman, a director on our Board, is an indirect owner, through a family trust, of equity interests in Aeneas, L.C., a former shareholder of Val-Tex. Aeneas, L.C. received 12,091 shares of our Common Stock and approximately $402,000 in cash in the transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us, we know of no failure in Section 16(a) beneficial ownership reporting compliance, except that Andrew Lau filed late for one transaction.

Solicitation of Proxies

Proxies will be solicited primarily by mail at our cost, but our employees may also solicit proxies in person or by telephone. Arrangements may be made with brokerage firms or other custodians, nominees, and fiduciaries to send proxy materials to the beneficial owners of our common stock for which we have agreed to pay those costs.

Shareholder Proposals for 2016 Annual Meeting

Any shareholder who intends to present a proposal at the 2016 Annual Meeting of shareholders must deliver or mail such proposal to us which must be received at our offices at 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099, after January 15, 2016 at 300 Throckmorton Street, Suite 1800, Fort Worth, Texas  76102, Attention: Corporate Secretary, on or before August 13, 2016. Applicable SEC rules and regulations govern the submission, and our consideration, of shareholder proposals for inclusion in the 2016 Annual Meeting proxy statement and form of proxy.

Pursuant to our by-laws, in order for any business not included in the notice of meeting for the 2016 Annual Meeting of shareholders to be brought before the meeting by a shareholder entitled to vote at the meeting (including nominations of candidates for director), the shareholder must give timely notice of that business to our Corporate Secretary. To be timely, the notice must not be received any earlier than September 12, 2016 (90 calendar days prior to December 11, 2016), nor any later than October 12, 2016 (60 calendar days prior to December 11, 2016). If the date of the 2016 Annual Meeting of shareholders is changed by more than 30 days from the date of the 2015 Annual Meeting, the deadline for submitting proposals is not later than the close of business on the tenth (10th) calendar day following the day on which public announcement of the date of the 2016 Annual Meeting is first made. The notice also must contain the information required by our by-laws. The foregoing by-law provisions do not affect a shareholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules and referred to in the paragraph above. A copy of our by-laws is available upon request to: KMG Chemicals, Inc., 9555 W. Sam Houston Parkway S., Suite 600, Houston, Texas 77099, and after January 15, 2016 to 300 Throckmorton Street, Suite 1800, Fort Worth, Texas  76102, Attention: Corporate Secretary.

The person named in our form of proxy for the 2016 Annual Meeting of shareholders will have discretionary authority to exclude any matter that is not properly presented in accordance with these requirements.

In order to avoid controversy as to the date on which we receive any such proposal, it is suggested that shareholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery.

Other Matters

The Board of Directors knows of no matters other than those stated above which are to be brought before the Annual Meeting. However, if any such other matters should be presented for consideration and voting, the persons named in the proxy to vote thereon will do so in accordance with their judgment.

By Order of the Board of Directors,

-s- Roger C. Jackson

Roger C. Jackson

Secretary

KMG Chemicals, Inc.

2016 Long Term Incentive Plan

(As Effective November _____, 2015)

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3.4	Dividend Equivalent Rights.	14

SECTION 4. RESTRICTED STOCK UNITS		15
4.1	Grant of RSUs	15
4.2	Restrictions and Lapse of Restrictions on RSUs.	15
4.3	Settlement of RSUs.	15
4.4	No Rights as a Stockholder.	15

SECTION 5. OTHER STOCK-BASED AWARDS		15
5.1	Grant of Other Stock-Based Awards	15
5.2	Other Stock-Based Award Terms	15

SECTION 6. PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA		16
6.1	Performance Criteria	16
6.2	Adjustments of Performance-Based Awards	17
6.3	Discretionary Adjustments	17
6.4	Compliance with Section 162(m)	17
6.5	Certification	18
6.6	Other Considerations	18

SECTION 7. PROVISIONS RELATING TO PLAN PARTICIPATION		1 8
7.1	Incentive Agreement	18
7.2	No Employment Rights Conferred	18
7.3	Securities Requirements	18
7.4	Transferability	19
7.5	Rights as a Shareholder	19
7.6	Change in Stock and Adjustments	20
7.7	Termination of Employment, Death, Disability and Retirement	22
7.8	Change in Control	23
7.9	Exchange of Incentive Awards	23
7.10	Repricing Prohibited	23

SECTION 8. GENERAL		23
8.1	Effective Date and Grant Period	23
8.2	Funding and Liability of Company	24
8.3	Withholding Taxes	24
8.4	No Guarantee of Tax Consequences	24
8.5	Designation of Beneficiary by Grantee	25
8.6	Deferrals	25
8.7	Amendment and Termination of Plan	25

8.8	Requirements of Law and Securities Exchanges	2 6
8.9	Treatment for Other Compensation Purposes	26
8.10	No Obligation to Exercise Awards; No Right to Notice of Expiration Date	26
8.11	Rule 16b-3 Securities Law Compliance for Insiders	26
8.12	Compliance with Code Section 162(m) for Publicly Held Corporation	27
8.13	Compliance with Code Section 409A	27
8.14	Notices	27
8.15	Persons Residing Outside of the United States	27
8.16	Pre-Clearance Agreement with Brokers	28
8.17	No Restriction on Corporate Action	28
8.18	Successors to Company	28
8.19	Miscellaneous Provisions	28
8.20	Severability	28
8.21	Rules of Construction	28
8.22	Governing Law	28
8.23	Stockholder Approval	29

KMG Chemicals, Inc. 2016 Long Term Incentive Plan

SECTION 1.

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1	Background and Purpose

KMG Chemicals, Inc., a Texas corporation (the “Company”), has adopted this plan document, entitled “KMG Chemicals, Inc. 2016 Long Term Incentive Plan” (the “Plan”), effective as of November 30, 2015 (the “Effective Date”).

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Company to amend or terminate the Plan at any time pursuant to Section 8.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date to the extent required by Code Section 422(b)(2).

1.2	Definitions

The following terms shall have the meanings set forth below:

(a) Affiliate. Any Subsidiary and any other entity that, directly or through one or more intermediaries, is controlled by the Company, as determined by the Board or the Committee.

(b) Applicable Laws. The requirements relating to the administration of equity-based Incentive Awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under the Plan, including regulations and other authoritative guidance issued thereunder by the appropriate governmental authority as determined by the Committee.

(c) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(d) Board. The then-current Board of Directors of the Company.

(e) Cash Flow. As to any Performance Period, cash generated from business activities.

(f) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Affiliate by reason of:

(i)	the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken, or a plea of nolo contendere, of a crime involving moral turpitude or a felony;
(ii)	the commission by the Grantee of an act of fraud upon the Company or any Affiliate, or any customer or supplier thereof;

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(iii)	the misappropriation of any funds or property of the Company or any Affiliate, or any customer or supplier thereof;
(iv)

the engagement by the Grantee in any direct and material conflict of interest with the Company or any Affiliate without compliance with the Company’s or Affiliate’s conflict of interest policy, if any, then in effect;

(v)

the engagement by the Grantee, without the written approval of the Board, Committee or CEO, in any material activity which competes with the business of the Company or any Affiliate or which would result in a material injury to the business, reputation or goodwill of the Company or any Affiliate; or

(vi)

with respect to any Grantee who is an Employee (A) a material breach by Employee during his employment period of any of the restrictive covenants set out in his employment agreement with the Company or any Affiliate, if applicable, or (B) the willful, material and repeated nonperformance of Employee’s duties to the Company or any Affiliate (other than by reason of Employee’s illness or incapacity), but Cause shall not exist under clause (A) or (B) (above) until after written notice from the Board or Committee has been given to Employee of such material breach or nonperformance (which notice specifically identifies the manner and sets forth specific facts, circumstances and examples in which the Board or Committee believes that Employee has breached the agreement or not substantially performed his duties), and Employee has failed to cure such alleged breach or nonperformance within the time period set by the Board or Committee, but in no event less than thirty (30) business days after his receipt of such notice; and, for purposes of this subsection (vi), no act or failure to act on Employee’s part shall be deemed “willful” unless it is done or omitted by Employee not in good faith and without his reasonable belief that such action or omission was in the best interest of the Company or an Affiliate (assuming disclosure of the pertinent facts, any action or omission by Employee after consultation with, and in accordance with the advice of, legal counsel reasonably acceptable to the Company shall be deemed to have been taken in good faith and to not be willful for purposes of this definition of “Cause”).

(g) CEO. The then-current Chief Executive Officer of the Company.

(h) Change in Control. For all purposes of the Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events using the definitions provided herein:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, excluding (i) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below, (ii) any Person that, as of the Effective Date of the Plan, holds more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including as the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

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(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least sixty percent 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing provisions of this definition of Change in Control, to the extent any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation, but only to the minimum extent that a revision to the provisions of this definition is necessary as determined by the Board or the Committee.

(i) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(j) Committee. The Committee appointed by the Board to administer the Plan. The Committee shall be comprised of not less than two members of the Compensation and Development Committee of the Board who are Independent Directors (or any successor Committee or subcommittee of the Board designated by the Board) which Committee or subcommittee shall be comprised of two or more members of the Board each of whom is an Independent Director. The Committee may be the Compensation and Development Committee of the Board (or any subcommittee of the Compensation and Development Committee) provided that the members of the Committee are Independent Directors.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee.

Notwithstanding any other provision of the Plan, any Incentive Awards that are to be granted under the Plan to Outside Directors shall be approved by the Board, or made in accordance with a policy or program that is approved by the Board; provided, however, the Committee may recommend such Incentive Awards, policy or program to the Board for its approval. With respect to the grant of Incentive Awards to Outside Directors, all rights, powers and authorities vested in the Committee under the Plan with respect thereto shall instead be exercised by the Board, and thus any reference in the Plan to the Committee shall be deemed to include a reference to the Board when acting in such capacity. When the Board exercises its authority to act in its capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in such capacity.

(k) Common Stock. The common stock of the Company, $0.01 par value per Share, and any class of common stock into which such Shares may hereafter be converted, reclassified or recapitalized.

(l) Company. KMG Chemicals, Inc., a Texas corporation and any successor in interest thereto.

(m) Consultant. An independent agent, consultant, attorney, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Board or the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Affiliate), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Affiliate), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

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(n) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(o) Date of Grant. The effective date on which an Incentive Award is made to a Grantee as set forth in the applicable Incentive Agreement; provided, however, that for compliance with Section 16 of the Exchange Act or other Applicable Laws, the Date of Grant for an Incentive Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Incentive Award as set forth in the Incentive Agreement.

(p) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.

(q) Dividend Equivalent Right. The right of the Grantee to receive credits based on the cash dividends that would have been paid on the Shares specified in the Incentive Award if such Shares were held by the Grantee.

(r) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board.

(s) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.

The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee.

(t) Exchange Act. The Securities Exchange Act of 1934, as amended.

(u) Exchange Program. A program that may be established by the Committee from time to time under the Plan pursuant to which (i) outstanding Incentive Awards are surrendered or cancelled in exchange for Incentive Awards of the same type (which may have higher or lower exercise prices and different terms), Incentive Awards of a different type, and/or cash; (ii) Grantees would have the opportunity to transfer any outstanding Incentive Awards to a financial institution or other Person selected by the Committee; and/or (iii) the exercise price of an outstanding Incentive Award is reduced. The Committee will determine the terms and conditions of any Exchange Program, in its discretion, but subject to shareholder approval and any other requirements for compliance with Applicable Laws.

(v) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on NYSE or other national securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the

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Committee in its discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances. With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, the Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Section 409A for stock rights.

(w) Grantee. Any Service Provider who is granted an Incentive Award under the Plan.

(x) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(y) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.

(z) Incentive Award (or Award). A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit, or Other Stock-Based Award.

(aa) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.

(bb) Independent Director. A member of the Board who qualifies as (i) an “independent director” under Section 303A of the New York Stock Exchange Listed Company Manual, (ii) an “outside director” within the meaning of Code Section 162(m), and (c) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

(cc) Insider. While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(dd) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(ee) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(ff) Other Stock-Based Award. An Incentive Award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(gg) Outside Director. A member of the Board who is not, at the time of grant of his Incentive Award, an Employee.

(hh) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(ii) Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section 6 that is intended to satisfy the Performance-Based Exception.

(jj) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is only applicable during such period that the Company is a Publicly Held Corporation.

(kk) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 6 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the Incentive Award to occur, as specified in the applicable Incentive Agreement.

(ll) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.

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(mm) Person. Any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(nn) Plan. KMG Chemicals, Inc. 2016 Long Term Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(oo) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(pp) Restricted Stock. One or more Shares that are issued or transferred to a Grantee pursuant to Section 3 and subject to certain restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(qq) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(rr) Restricted Stock Unit. A right granted to a Grantee pursuant to Section 4.1 which entitles the Grantee to receive one Share or the cash equivalent on the vesting date, which right is subject to certain restrictions as set forth in the Plan and in the Grantee’s Incentive Agreement.

(ss) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted or is subject to a “substantial risk of forfeiture” under Code Section 83.

(tt) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the age of 65 years, or such other age as may be designated by the Committee in the Grantee’s Incentive Agreement.

(uu) Service Provider. An Employee, Outside Director, or Consultant.

(vv) Share. A share of the Common Stock.

(ww) Share Pool. The number of Shares authorized for issuance under Section 1.4, as adjusted for (i) Incentive Awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 7.6.

(xx) Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(yy) Stock Appreciation Right (or SAR). A Stock Appreciation Right as described in Section 2.5.

(zz) SAR Price. The exercise price of each Share covered by a SAR, as determined on the Date of Grant of the SAR.

(aaa) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to any Service Provider, whereunder such option the Grantee has the right to purchase Shares. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(bbb) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest; except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

1.3	Plan Administration

(a) Authority of the Committee. Except as may be limited by Applicable Laws, and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

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The Committee shall also have the authority to determine the terms and conditions of any, and to institute any Exchange Program, provided that the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any Annual or Special Meeting of Stockholders of the Company or as otherwise required to comply with Applicable Laws as determined by the Committee.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that individual is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all Persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to the Plan or any Incentive Award need not be uniform and may be made selectively among Incentive Awards, Grantees and Persons, whether or not such Incentive Awards are similar or such Persons are similarly situated.

(d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements under Section 8.7 or as otherwise required, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt under Code Section 409A (unless otherwise determined by the Committee), and (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable. With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the Date of Grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 under the Exchange Act, Code Section 422, Code Section 162(m), the rules of the New York Stock Exchange or any other national stock exchange or inter-dealer quotation system upon which the Common Stock is listed or quoted, or any other Applicable Laws, to the extent that any such restrictions are no longer required by any Applicable Laws, the Committee shall have the sole discretion and authority to grant Incentive Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Incentive Awards.

(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards; provided, however, the Committee may not delegate to any Person the authority (i) to grant Incentive Awards or (ii) while the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report, opinion, calculation or other information furnished by any officer or employee of the Company or an Affiliate, the Company’s independent certified public accountants, legal counsel or other advisors to the Company, or any Consultant, attorney, accountant or other advisor retained by the Committee to assist in the administration of the Plan. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, decision, construction or determination made in good faith in connection with the Plan or any Incentive Award.

(g) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

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(h) Surrender of Previous Incentive Awards. Subject to Section 7.10, the Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(h) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

(i) Indemnification. Each individual who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such individual shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which each such individual may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company or an Affiliate, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company or an Affiliate may have to indemnify them or hold them harmless.

1.4	Share Reserve of Common Stock Available for Incentive Awards

Subject to adjustment under Section 7.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Five Hundred Thousand (500,000) Shares of Common Stock. Pursuant to Section 1.5, the number of such reserved Shares for Incentive Awards granted under the Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder.

Subject to adjustment under Section 7.6, the aggregate number of Shares that may be issued upon exercise of ISOs shall be One Hundred Thousand (100,000) of the Shares reserved pursuant to the previous paragraph.

The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Share reserve as it deems appropriate but only to the extent consistent with the foregoing provisions of this Section 1.4.

During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards that are made to Covered Employees:

(a) Subject to adjustment under Section 7.6, the maximum aggregate number of Shares attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Awards for any individual Grantee shall be Two Hundred Thousand (200,000) Shares.

(b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made for any Grantee shall be twenty million dollars ($20,000,000).

(c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced to the extent permitted under the terms of the Plan, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee and, in this regard, such maximum number shall be determined in accordance with the requirements of Code Section 162(m).

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(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5	Share Pool Adjustments for Awards and Payouts

The following Incentive Awards shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) Stock Option;

(b) SAR in Shares;

(c) Restricted Stock Award;

(d) Restricted Stock Unit in Shares; and

(e) Other Stock-Based Award in Shares.

Shares subject to an Incentive Award shall not be issued or transferred to a Grantee, and shall cease to be issuable or transferable to a Grantee, due to forfeiture, termination, expiration or cancellation, in whole or in part, of such Incentive Award for any other reason, or if any such Shares shall, after issuance or transfer, be reacquired by the Company due to the Grantee’s failure to comply with the terms and conditions of an Incentive Award or for any other reason. The Shares not so issued or transferred, or the Shares so reacquired by the Company, as the case may be, shall no longer be charged against the Share reserve in Section 1.4, and thus may be used thereafter for grants of additional Incentive Awards under the Plan. The following additional parameters shall apply:

(a) To the extent an Incentive Award is settled or paid in cash, Shares subject to such Incentive Award will not be considered to have been issued and thus will not be applied against the Share reserve in Section 1.4.

(b) To the extent that any outstanding Incentive Award that is to be settled in Shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions thereof, or otherwise terminates without an issuance of Shares being made, the Share reserve in Section 1.4 shall be credited with the number of Shares covered thereby and such Shares may be made subject to future Incentive Awards under the Plan.

(c) If an Incentive Award may be settled in Shares or cash, such Shares shall be deemed issued only when and to the extent that settlement or payment is actually made in Shares. To the extent an Incentive Award is settled or paid in cash, and not Shares, any Shares previously reserved for issuance pursuant to such Incentive Award will again be deemed available for issuance under Section 1.4, and the Share reserve in Section 1.4, shall be reduced only by the number of Shares actually issued and transferred to the Grantee.

(d) Notwithstanding the foregoing: (i) Shares withheld or tendered to pay withholding taxes or to purchase Shares upon the exercise of an Incentive Award (by either actual delivery or attestation of the Shares) shall not again be available for the grant of Incentive Awards under the Plan, and (ii) the full number of Shares subject to an Incentive Award that is a Stock Option or SAR which is settled by the issuance of Shares shall be counted against the Share reserve in Section 1.4, regardless of the number of Shares actually issued upon the settlement of such Stock Option or SAR. Shares delivered by a Grantee to the Company to satisfy tax withholding requirements shall be treated in the same way as Shares withheld or deducted from an Incentive Award (as specified above) and thus shall not be available for future grants for purposes of the Share reserve in Section 1.4.

(e) Upon exercise of a SAR or the exercise of a Stock Option by means of a net settlement, the number of Shares subject to the Incentive Award that are then being exercised shall be counted against the Share reserve in Section 1.4, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares, if any, used to settle the Incentive Award upon exercise.

(f) Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award shall not increase the Share reserve in Section 1.4.

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1.6	Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued Shares, or (c) Shares to be purchased or acquired by the Company. No fractional Shares shall be issued under the Plan; payment for fractional Shares shall be made in cash.

1.7	Participation

(a) Eligibility. Incentive Awards may be granted only to individuals who, at the time of grant, are Service Providers. The Committee shall from time to time designate Service Providers to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such individual, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.

(b) Incentive Stock Option Eligibility. Incentive Stock Options may only be granted to Employees and not to Consultants or Outside Directors. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary as determined under Code Section 422. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

1.8	Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Other Stock-Based Awards, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1Grant of Stock Options

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.

2.2Stock Option Terms

(a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee and included in the Grantee’s Incentive Agreement, and they need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the Date of Grant of the Stock Option and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the exercise

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price for the ISO shall not be less than 110% of the Fair Market Value on the Date of Grant. Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).

(d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option, but not to exceed ten (10) years from the Date of Grant for ISO grants (five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is set out in the Incentive Agreement, the term of the Stock Option shall be ten (10) years from the Date of Grant.

(e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such particular terms and conditions of the Stock Option shall be set forth in the Grantee’s Incentive Agreement.

(f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent as determined under Code Section 424) does not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Code Section 422(d). To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.

(g) No Reloads. Incentive Agreements for Stock Options shall not contain any provision entitling a Grantee to the automatic grant of additional Stock Options in connection with the exercise of the original Stock Option.

2.3	Stock Option Exercises

(a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company or its designee, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” by establishing procedures satisfactory to the Committee with respect thereto), subject to Applicable Laws and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and Applicable Laws. At the direction of the Grantee, a broker may either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a “cashless exercise” are not exempt under Section 16 of the Exchange Act while the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration,

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including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002, as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 7.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, or (ii) any Applicable Laws. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with Applicable Laws.

Any Grantee or other Person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any Person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4	Stock Appreciation Rights

(a) Grant. The Committee may grant Stock Appreciation Rights to any Service Provider. A SAR is the right to receive an amount equal to the Spread with respect to a Share upon the exercise of the SAR. SARs may be granted in tandem with the grant of a Stock Option, in which case the Incentive Agreement will provide that (1) the SAR shall be cancelled when and to the extent the related Stock Option is exercised and (2) the exercise of the SAR will result in the surrender of the right to purchase the Share under the Stock Option as to which the SAR was exercised. Alternatively, SARs may be granted independently of Stock Options, in which case the grant of SARs shall be evidenced by an Incentive Agreement. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The SAR Price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant of the SAR. The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the Date of Grant. The Committee shall not include any feature for the deferral of compensation other than deferral of the recognition of income until exercise of the SAR.

(c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the Date of Grant, except in the event of the death or Disability of such Grantee which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of the SAR.

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SECTION 3.

RESTRICTED STOCK AWARDS

3.1	Award of Restricted Stock

(a) Grant. With respect to any Service Provider, Shares of Restricted Stock may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the Shares of Restricted Stock on the Date of Grant. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as a Service Provider, thus entitling such Grantee to all voting, dividend rights or Dividend Equivalent Rights, and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may or may not limit the Grantee’s voting and/or dividend rights during the Restriction Period in which the Shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the voting or dividend rights that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award is designed to comply with the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends or Dividend Equivalent Rights with respect to such Shares of Restricted Stock, such that payments and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception; provided, however, in the absence of any such restrictions pertaining to the payment of any dividends or Dividend Equivalent Rights, the same vesting standards that apply to the underlying Shares of Restricted Stock shall also apply to the related dividends or Dividend Equivalent Rights. In the event that any dividend or Dividend Equivalent Right constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such payment shall be subject to a vesting period equal to the remaining vesting period of the Restricted Stock Award with respect to which the dividend or Dividend Equivalent Right is payable.

Shares subject to a Restricted Stock Award, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

(c) Other Terms and Conditions. Unless provided otherwise in the Grantee’s Incentive Agreement for a Restricted Stock Award, (i) the Grantee shall not be entitled to delivery of the stock certificate until the forfeiture restrictions have expired, (ii) the Company shall retain custody of the Shares until the forfeiture restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of or encumber the Shares until the forfeiture restrictions have expired, (iv) a breach of the terms and conditions established by the Committee in the Grantee’s Incentive Agreement shall result in a forfeiture of the Restricted Stock Award, and (v) with respect to the payment of any dividend with respect to Shares subject to a Restricted Stock Award directly to the Grantee, each such dividend shall be paid no later than the end of the calendar year in which the dividends are paid to stockholders of the Shares or, if later, the fifteenth day of the third month following the date the dividends are paid to stockholders of the Shares; provided, however, in the absence of any other restrictions pertaining to the payment for any dividends, the same vesting standards that apply to the underlying Shares of Restricted Stock shall also apply to such payments. At the time a Restricted Stock Award is granted, the Committee may, in its discretion, prescribe in the Grantee’s Incentive Agreement such additional terms, conditions, or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of Employment (by retirement, disability, death, or otherwise) of the Grantee prior to expiration of the forfeitures restrictions.

(d) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Shares received pursuant to a Restricted Stock Award; provided, however, in the absence of such a determination, a Grantee shall not

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be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent as is otherwise required by Applicable Laws.

(e) Committee's Discretion to Accelerate Vesting of Restricted Stock Awards. Subject to any limitations imposed under Code Section 162(m), the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Shares subject to a Restricted Stock Award and, upon such vesting, all forfeiture restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this paragraph may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee.

3.2	Restrictions

(a) Forfeiture of Restricted Stock. A Restricted Stock Award may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions that are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the Grantee’s Incentive Agreement. The Grantee cannot sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares of Restricted Stock until the Restriction Period has expired.

(b) Issuance of Certificates. Reasonably promptly after the Date of Grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, which is registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the KMG Chemicals, Inc. 2016 Long Term Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and KMG Chemicals, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of KMG Chemicals, Inc.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in Applicable Laws or another change in circumstance arising after the Date of Grant of the Restricted Stock, such action is necessary or appropriate.

3.3	Delivery of Shares of Common Stock

Subject to withholding taxes under Section 8.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4	Dividend Equivalent Rights.

The Committee may grant a Dividend Equivalent Right to any Service Provider, either as a component of another Incentive Award or as a separate Incentive Award. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. The terms and conditions of the Dividend Equivalent Right shall be specified in the respective Incentive Award Agreement.

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SECTION 4.

RESTRICTED STOCK UNITS

4.1	Grant of RSUs

The Committee may grant Restricted Stock Units to a Service Provider, as selected in the discretion of the Committee, in such amounts as shall be determined by the Committee in its discretion. Each grant of RSUs will be evidenced by an Incentive Agreement that sets forth the number of RSUs covered by the Incentive Award and the terms, conditions, restrictions and other provisions applicable to the RSUs as may be specified by the Committee consistent with the terms of the Plan, including, without limitation, provisions relating to compliance with, or exemption under, Code Section 409A.

4.2	Restrictions and Lapse of Restrictions on RSUs.

RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose in the Grantee’s Incentive Agreement. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or continued service requirements, or otherwise, as determined by the Committee and set forth in the Incentive Agreement.

4.3	Settlement of RSUs.

RSUs shall become payable to a Grantee at the time or times set forth in the Incentive Agreement, which may be upon or following vesting of the Incentive Award. RSUs may be paid in cash, Shares or a combination thereof, as determined by the Committee and set forth in the Grantee’s Incentive Agreement, subject to any applicable withholding taxes.

4.4	No Rights as a Stockholder.

The Grantee shall have no rights as a stockholder with respect to any Incentive Award of RSUs until such time as Shares are paid and delivered to the Grantee in settlement of the RSUs pursuant to the terms of Grantee’s Incentive Agreement.

SECTION 5.

OTHER STOCK-BASED AWARDS

5.1	Grant of Other Stock-Based Awards

Other Stock-Based Awards may be granted by the Committee to any Service Provider that is payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Types of Other Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Affiliate, or a division, business unit, or department of the Company or an Affiliate, and settlement in cancellation of rights of any Person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Affiliate. Other Stock-Based Awards need not be subject to any Performance Criteria or to forfeiture, and thus may be awarded without any vesting requirements. The purchase price, if any, for Shares issued pursuant to an Other Stock-Based Award shall be determined by the Committee in its discretion.

As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to, or in tandem with, any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.

5.2	Other Stock-Based Award Terms

(a) Written Agreement. All terms and conditions of an Other Stock-Based Award shall be determined by the Committee and set forth in the Grantee’s Incentive Agreement.

(b) Purchase Price. Except if an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, but only to the extent permitted under the Plan, the amount of consideration

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required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued Shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.

(c) Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in an Other Stock-Based Award and (ii) payment thereof to the Grantee, as the Committee may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception pursuant to Section 6.

SECTION 6.

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

6.1	Performance Criteria

As determined by the Committee at the time of grant, a Performance-Based Award may be granted subject to performance objectives relating to one or more of the following Performance Criteria within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception:

(a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b) profit-related return ratios;

(c) return measures (including, but not limited to, return on invested capital, return on assets, capital, equity, investment or sales);

(d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e) earnings (including but not limited to, total shareholder return, earnings per Share, or earnings before or after taxes);

(f) net sales growth (measured either in dollars, volumes of production, or other objective and specific criteria as designated by the Committee);

(g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h) gross, operating or net profit margins;

(i) productivity ratios;

(j) Share price (including, but not limited to, growth measures and total shareholder return);

(k) turnover of assets, capital, or inventory (including, without limitation, reserve additions or revisions, and economic value added from reserves);

(l) expense targets (including, without limitation, reserve replacement costs and finding and development costs);

(m) margins;

(n) measures of health, safety or environment;

(o) operating efficiency (including, without limitation, project completion time, budget goals, operational downtime, rig utilization, and similar matters);

(p) customer service or satisfaction;

(q) market share;

(r) credit quality;

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(s) debt ratios (e.g., debt to equity and debt to total capital);

(t) working capital targets; and

(u) Cash Flow

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. In the Incentive Agreement, the Committee shall designate one or more Performance Criteria for each granted Incentive Award that is intended to qualify for the Performance-Based Exception.

The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function, Affiliate or business unit. The Committee may establish the Performance Criteria of the Company, any Affiliate or business unit, as determined and designated by the Committee, in its discretion, in the Grantee’s Incentive Agreement for the Performance-Based Award.

Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent Person having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply (or no later than the date that 25% of the Performance Period has elapsed in the case of a Performance Period of less than a year), and (d) based on any Performance Criteria, or any combination thereof, as set forth above in this Section 6 and referenced in the Grantee’s Incentive Agreement.

6.2	Adjustments of Performance-Based Awards

The Committee may provide in any Performance-Based Award, at the time the Performance Criteria are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified event that occurs during a Performance Period, including the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals and charges for reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; (g) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Topic 225.20, “Income Statement — Extraordinary and Unusual Items” (or any successor thereto); and (h) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. To the extent such inclusions or exclusions affect Performance-Based Awards, they shall be prescribed in a form that meets the requirements of the Performance-Based Exception. Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the Performance Criteria (or results thereof) upon which Performance-Based Awards are provided in order to offset any unintended result(s) arising from events not anticipated when the Performance Criteria were established, or for any other purpose, provided that such adjustment is permitted by Code Section 162(m).

6.3	Discretionary Adjustments

The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Performance-Based Award made to Grantee, but discretion to lower or reduce the Performance-Based Award is permissible. The Committee cannot exercise any discretionary authority it may otherwise have under the Plan with respect to a Performance-Based Award in any manner to (a) waive the achievement of the applicable Performance Criteria or (b) increase the amount payable pursuant thereto or the value thereof, or (c) otherwise in a manner that would cause the Performance-Based Award to cease to qualify for the Performance-Based Exception. The Committee may exercise negative discretion to determine that the portion of a Performance-Based Award actually earned, vested or payable (as applicable) shall be less than the portion that would be earned, vested or payable based solely upon application of the applicable Performance Criteria as set forth in the Grantee’s Incentive Agreement.

6.4	Compliance with Section 162(m)

The Performance Criteria must be objective and must satisfy third party “objectivity” standards under Code Section 162(m) and the regulations promulgated thereunder. In interpreting provisions relating to Performance-Based Awards under the Plan or an Incentive Agreement, it is the intent of the Plan and Committee to conform with the standards of Code Section 162(m) and the regulations thereunder to qualify for the Performance-Based Exception.

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6.5	Certification

The Performance-Based Award, and payment for any Performance-Based Award under the Plan with respect to a relevant Performance Period, will be contingent upon the attainment of the Performance Criteria as set forth in the Grantee’s Incentive Agreement. The Committee shall certify in writing prior to payment of any of the Performance-Based Award that such Performance Criteria have been satisfied. Approved minutes of the Committee may be used for this purpose.

6.6	Other Considerations

All Performance-Based Awards under the Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary or appropriate to effectuate the purpose of this Section 6 and to otherwise meet the requirements of the Performance-Based Exception.

SECTION 7.

PROVISIONS RELATING TO PLAN PARTICIPATION

7.1	Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

The Committee may specify in an Incentive Agreement that the Grantee’s rights, payments, and benefits with respect to an Incentive Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the Incentive Award. Such events may include, but shall not be limited to, termination of Employment with or without Cause, violation of material policies of the Company or its Affiliate, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Grantee, or other conduct by the Grantee that is detrimental to the business or reputation of the Company or its Affiliate.

Unless otherwise determined by the Committee and set forth in the applicable Incentive Agreement, Incentive Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by Applicable Laws.

7.2	No Employment Rights Conferred

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

7.3	Securities Requirements

The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all Applicable Laws. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

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The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under Applicable Laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

7.4	Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47 (or its successor). Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, however, the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 7.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or any permitted transferee of an Incentive Award, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of Employment.

Except as otherwise provided in Sections 421 or 422 of the Code, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 7.4 shall be void and ineffective. All determinations under this Section 7.4 shall be made by the Committee in its discretion.

Except as provided in this Section 7.4, Incentive Awards may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee’s legally authorized representative as determined by the Committee.

7.5	Rights as a Shareholder

(a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares until the issuance of a stock certificate or other record of ownership for such Shares.

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(b) Representation of Ownership. In the case of the exercise of an Incentive Award by a Person acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such Person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

7.6	Change in Stock and Adjustments

(a) Changes in Law or Circumstances. Subject to Section 7.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in dilution of any rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its discretion, that such change equitably requires an adjustment in the number or kind of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price that is less than 100% of the Fair Market Value per Share on the Date of Grant. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or an Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company. Subject to Section 7.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the outstanding Incentive Awards shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the outstanding Incentive Awards shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 7.6(c).

(d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 7.6, and subject to Section 7.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated in the same manner for such purpose as outstanding unrestricted Shares of Common Stock.

(e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based awards that were granted under a stock option plan (or any other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants as provided in Section 1.4.

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(f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which the Grantee would have received had the Grantee exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock.

A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). In the event of a Corporate Event, the Committee shall take whatever other action it deems to be appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraphs of this Section 7.6(f), but subject to the accelerated vesting and other provisions of Section 7.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, shall have the right and power to effectuate one or more of the following alternatives in its discretion, with respect to outstanding Incentive Awards, which may vary among individual Grantees and may vary among Incentive Awards held by any individual Grantee:

(i)

cancel, effective immediately prior to the occurrence of the Corporate Event, an outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the Date of Grant; or

(ii)

provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)

provide that thereafter upon the exercise of an Incentive Award that was previously granted, the Grantee shall be entitled to purchase or receive under such Incentive Award, in lieu of the number of Shares then covered by such Incentive Award, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Grantee would have been entitled pursuant to the terms of the agreement of the Corporate Event if, immediately prior to such Corporate Event, the Grantee had been the holder of record of the number of Shares then covered by such Incentive Award; provided, however, if such consideration is not solely common stock of the successor corporation, the Committee may, with the consent of the successor corporation, provide for the consideration to be received to be solely common stock of the successor corporation that is equal to the Fair Market Value of the per Share consideration received by the holders of Shares as the result of the Corporate Event; or

(iv)

effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Grantees and which may vary among Incentive Awards held by any individual Grantee: (1) accelerate the time at which Options or SARs then outstanding may be exercised so that such Incentive Awards may be exercised in full for a limited period of time on or before a specified date (before or after the Corporate Event) fixed by the Committee, after which specified date all such unexercised Incentive Awards and all rights of Grantees thereunder shall terminate, or (2) require the mandatory surrender by all or selected Grantees of some or all of the outstanding Options or SARs held by such Grantees (irrespective of whether such Incentive Awards are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Event, that is specified by the Committee, in which event the Committee

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shall thereupon cancel such Incentive Awards and the Company shall pay (or cause to be paid) to each Grantee an amount of cash per Share equal to the excess, if any, of the amount calculated by the Committee, in its discretion as exercised in good faith, as the then fair market value of the Shares subject to such Incentive Awards over the exercise price(s), if any, under such Incentive Awards for such Shares; or

(v)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 7.6(f).

7.7	Termination of Employment, Death, Disability and Retirement

(a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

(b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Grantee’s Retirement:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and
(ii)

any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or three (3) months after his termination date in the case of an Incentive Stock Option.

(d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and
(ii)

any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one (1) year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 7.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 7.7(d) has occurred.

(e) Continuation. Subject to the conditions and limitations of the Plan and compliance with Applicable Laws, in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award

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shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

7.8	Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement (in which case the Incentive Agreement will control):

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

In the event that any acceleration of vesting pursuant to an Incentive Award and any other payment or benefit received or to be received by a Grantee under the Plan in connection with a Change in Control would subject a Grantee to any excise tax pursuant to Code Section 4999 (which excise tax would be the Grantee’s obligation) due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Code Section 280G, the Grantee may elect, in his sole discretion, to reduce the amount of any acceleration of vesting, payment or benefit called for under an Incentive Award in order to avoid such characterization.

7.9	Exchange of Incentive Awards

Subject to Section 7.10, the Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards. No exchange of Incentive Awards shall be made under this Section 7.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.

7.10	Repricing Prohibited

Except as contemplated by the provisions of Section 7.6, outstanding Stock Options and Stock Appreciation Rights will not be “repriced” for any reason without the prior approval of the Company’s stockholders. For purposes of the Plan, a “repricing” means lowering the Option Price of an outstanding Stock Option or SAR or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a Stock Option or SAR at a time when its Option Price exceeds the fair market value of the underlying Common Stock and exchange for another Stock Option, SAR, other Incentive Award, other equity security or a cash payment.

SECTION 8.

GENERAL

8.1	Effective Date and Grant Period

The Plan shall be effective upon the Effective Date, provided that it has been approved by the shareholders of the Company within twelve (12) months after the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception. No Incentive Awards may be granted under the Plan on or after the date which is ten (10) years following the Effective Date. The Plan shall remain in effect until all Incentive Awards granted under the Plan have been satisfied or expired.

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8.2	Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, Affiliate, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

8.3	Withholding Taxes

(a) Tax Withholding. The Company or any Affiliate is authorized to withhold from any Incentive Award, from any payment due or transfer made under the Incentive Award or the Plan, or from any compensation or other amount owing to a Grantee, the amount (in cash, Shares, other securities, other Incentive Awards or other property) of any applicable withholding taxes with respect to an Incentive Award, its exercise, the lapse of restrictions thereon, payment or transfer under an Incentive Award or under the Plan, and to take any other action that is necessary, in the opinion of the Company or Affiliate, to satisfy all obligations for the payment of the taxes. Notwithstanding the foregoing, in the event of an assignment or transfer of a Nonstatutory Stock Option pursuant to Section 7.4, the Grantee who assigns the Nonstatutory Stock Option shall remain subject to withholding taxes upon exercise of the Nonstatutory Stock Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Payment for such tax shall be required to be made prior to the delivery of any Shares. The payment may be made in cash, by check, or through the delivery of Shares owned by the Grantee or transferee (which may be effected by the actual delivery of Shares or by the Company’s withholding of a number of Shares to be issued upon the exercise of a Nonstatutory Stock Option, if applicable), which Shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

(b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Award, the Grantee may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and remain subject to any restrictions or limitations that the Committee, in its discretion, deems to be appropriate.

(c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the Date of Grant of such Option or (ii) one year after the transfer of such Shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes that could be imposed with respect to such disqualifying disposition.

8.4	No Guarantee of Tax Consequences

The Company, Affiliates, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Person participating or eligible to participate hereunder.

Neither the Company, any Affiliate, the Board, nor the Committee shall be liable to any Grantee or any other Person as to any expected or realized tax consequences for any Grantee or other Person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Incentive Award. Although the Company and its Affiliates may endeavor to (a) qualify an Incentive Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Incentive Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

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8.5	Designation of Beneficiary by Grantee

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

8.6	Deferrals

Subject to any requirements that apply to preclude taxation under Code Section 409A, the Committee in its discretion, may permit a Grantee to defer the receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award.

8.7	Amendment and Termination of Plan

The Board shall have the power and authority to amend, alter, suspend or terminate the Plan at any time in its discretion; provided, however, the Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. For example, the Board shall not, without the approval of the shareholders of the Company within the time period required by Applicable Laws:

(a) except as provided in Section 7.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;

(b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c) extend the term of the Plan;

(d) while the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception; (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to the Company); or (iii) delete or limit the provisions of Section 7.10 (repricing prohibition).

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) Code Section 162(m) or any other provision of the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the amendment of the Plan shall not be effective unless approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

Subject to the provisions of the last paragraph of this Section 8.7, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair the rights of any Grantee under any Incentive Award previously granted under the Plan without such Grantee’s consent; provided, however, such consent shall not be required with respect to any Plan amendment, modification or other such action if the Committee determines, in its discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Incentive Award at any time and from time to time; provided, however, subject to Section 7.10 and the provisions of the last paragraph of this Section 8.7 and the provisions of the applicable Incentive Agreement, no such amendment, modification, cancellation or termination shall impair the rights of a Grantee under an Incentive Award without such Grantee’s consent; provided, however, such consent shall not be required with respect to any amendment, modification or other such action if the Committee determines, in its discretion, that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Grantee under such Incentive Award.

Notwithstanding any other provision of the Plan or any Incentive Agreement to the contrary, the Committee may, in its sole discretion and without the consent of any Grantee, amend the Plan or any Incentive Agreement, to take effect retroactively or otherwise, as it deems to be necessary in order for the Company, the Plan, the Incentive Award or the Incentive Agreement to satisfy or conform to any Applicable Laws, or to meet the requirements of any applicable accounting standard.

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8.8	Requirements of Law and Securities Exchanges

The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all Applicable Laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any other Applicable Laws. The Committee may cause a legend or legends to be placed upon such certificates to make appropriate reference to such restrictions.

The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any Applicable Laws. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance, purchase or sale of Shares hereunder, no Shares may be issued, purchased or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any such Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the Applicable Laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

All Shares issuable under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Applicable Laws. The Committee may place legends on any certificate evidencing Shares or issue instructions to the transfer agent to reference restrictions applicable to the Shares.

Notwithstanding any provisions in the Plan to the contrary, any portion of the payments and benefits provided under the Plan, or the transfer or sale of Shares, shall be subject to a clawback or other recovery by the Company to the extent necessary to comply with applicable law including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or any Securities and Exchange Commission rule, as determined by the Committee.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

8.9	Treatment for Other Compensation Purposes

The amount of any compensation received or deemed to be received by a Grantee pursuant to an Incentive Award shall not be deemed part of a Grantee’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws, and shall not be included in or have any effect on the determination of benefits under any other compensation or benefit plan, program or arrangement of the Company or an Affiliate, including any retirement or severance benefits plan, unless otherwise expressly provided by the terms of any such other plan, program or arrangement.

8.10	No Obligation to Exercise Awards; No Right to Notice of Expiration Date

An Incentive Award of a Stock Option or a Stock Appreciation Right imposes no obligation upon the Grantee to exercise the Incentive Award. The Company, its Affiliates and the Committee have no obligation to inform a Grantee of the date on which a Stock Option or SAR is no longer exercisable except as such expiration is set forth in the Incentive Agreement.

8.11	Rule 16b-3 Securities Law Compliance for Insiders

While the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company, as well as to compliance with other Applicable Laws. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by Applicable Laws and deemed advisable by the Committee in its discretion.

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8.12	Compliance with Code Section 162(m) for Publicly Held Corporation

While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

8.13	Compliance with Code Section 409A

It is intended that Incentive Awards granted under the Plan shall be exempt from, or if not exempt, in compliance with, the applicable requirements to preclude taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant. In that respect, the Company reserves the right to amend the Plan pursuant to Section 8.7, and the Committee reserves the right to amend any outstanding Incentive Agreement, to the extent deemed necessary or appropriate, in its discretion, either to exempt such Incentive Award from taxation under Code Section 409A or to comply with the requirements of Code Section 409A to preclude taxation thereunder.

The Plan is intended to comply, and shall be administered consistently in all respects, with Code Section 409A and the regulations and additional guidance promulgated thereunder to the extent applicable. Accordingly, the Company shall have the authority to take any action, or refrain from taking any action, with respect to the Plan or any Incentive Award hereunder that is reasonably necessary to ensure compliance with Code Section 409A (provided that the Company shall choose the action that best preserves the value of payments and benefits provided to Grantee that is consistent with Code Section 409A). The Plan shall be interpreted in a manner that is consistent with Code Section 409A. In furtherance, but not in limitation of the foregoing:

(a) in no event may Grantee designate, directly or indirectly, the calendar year of any payment to be made hereunder; and

(b) to the extent the Grantee is a “specified employee” within the meaning of Code Section 409A, payments, if any, that constitute a “deferral of compensation” under Code Section 409A and that would otherwise become due during the first six months following Grantee’s termination of Employment shall be delayed and all such delayed payments shall be paid in full in the seventh month after such termination date, provided that the above delay shall not apply to any payment that is excepted from coverage under Code Section 409A, such as a payment covered by the short-term deferral exception under Code Section 409A.

8.14	Notices

(a) Notice From Insiders to Secretary of Change in Beneficial Ownership. To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of Shares issued or delivered pursuant to the Plan, each Insider should report to the Secretary of the Company (or his delegate) any such change to the beneficial ownership of the Shares that is required to be reported by such Insider by Rule 16(a)-3 under the Exchange Act. Whenever reasonably feasible, the Insider will provide the Company with advance notification of such change in beneficial ownership.

(b) Notice to Insiders and Securities and Exchange Commission. To the extent applicable, the Company shall provide notice to any Insider of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with the “blackout period.”

8.15	Persons Residing Outside of the United States

Notwithstanding any provision of the Plan to the contrary, in order to comply with the Applicable Laws in other countries in which the Company or any of its Affiliates operates or has Employees, the Committee, in its discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which Persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Incentive Award granted to Persons who reside outside the United States; (d) establish subplans and modify exercise procedures and terms and procedures to the extent such actions may be necessary or advisable, with any such subplans and modifications to Plan terms and procedures established under this Section 8.15 shall be attached to the Plan document as Appendices; and take any action, before or after an Incentive Award is made, that it deems advisable to obtain or comply with any Applicable Laws or regulatory exemptions or approvals.

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8.16	Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, the Committee or Company may, in its discretion on a case-by-case basis, require that any Shares issued pursuant to the Plan will not be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer first enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated Person) a change in the beneficial ownership of such Shares.

8.17	No Restriction on Corporate Action

Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Incentive Award made under the Plan. No Grantee or other Person shall have any claim against the Company, any Affiliate, or the Board or the Committee as a result of any such action.

8.18	Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

8.19	Miscellaneous Provisions

(a) No Service Provider or other Person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Service Provider any right to be retained in the Employment or other service of the Company or any Affiliate.

(b) The expenses of the Plan shall be borne by the Company.

(c) By accepting any Incentive Award, each Grantee, and each Person claiming by or through a Grantee, shall be deemed to have indicated his complete acceptance of all the terms and conditions of the Plan and the Incentive Agreement.

(d) The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

8.20	Severability

If any provision of the Plan or any Incentive Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Incentive Award, or would disqualify the Plan or Incentive Award under any Applicable Laws, such provision shall be (a) construed or deemed amended to conform to Applicable Laws or (b) if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Incentive Award, such provision shall be stricken as to such jurisdiction, Person or Incentive Agreement, and thereafter the remainder of the Plan and any such Incentive Agreement shall remain in full force and effect.

8.21	Rules of Construction

The section and other headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan. Unless the context clearly requires otherwise: (a) words of the masculine gender used herein shall include the feminine and neuter; (b) references to the plural include the singular and to the singular include the plural; (c) the terms “includes” and “including” are not limiting; (d) the term “or” has the inclusive meaning represented by the phrase “and/or”; and (e) any grammatical form or variant of a term defined in the Plan shall be construed to have a meaning corresponding to the definition of the term set forth herein. The terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular provision of the Plan.

8.22	Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

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8.23	Stockholder Approval

The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this ______ day of ___________ 2015, to be effective as of the Effective Date.

ATTEST:	KMG Chemicals, Inc.

By:	By:

Name:	Name:

Title:	Title:

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KMG CHEMICALS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Gerald G. Ermentrout 02 Christopher T. Fraser 03 James F. Gentilcore 04 George W. Gilman 05 Robert Harrer 06 John C. Hunter, III 07 Fred C. Leonard, III 08 Karen A. Twitchell   The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Proposal to ratify the appointment of KPMG LLP as the independent auditors of the company. 3. Proposal to approve, by non-binding vote, our executive compensation. 4. Proposal to approve and ratify the company's 2016 Long-Term Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000259326 1   R1.0.0.51160 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K-Wrap is/are available at www.proxyvote.com . KMG CHEMICALS, INC. 9555 W. Sam Houston Parkway S., Suite 600 Houston, Texas 77099 Annual Meeting of Shareholders January 12, 2016 This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Christopher T. Fraser with full power of substitution as the lawful proxy to vote at the Annual Meeting of Shareholders of KMG Chemicals, Inc. to be held on January 12, 2016, at 10:00 a.m., Houston time, at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, and any adjournments or postponements thereof (the "Annual Meeting") and to vote all shares of Common Stock of the Company (the "Shares") the undersigned would be entitled to vote at the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxy will vote as the Board of Directors recommends where a choice is not specified. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. 0000259326_2 R1.0.0.51160 Continued and to be signed on reverse side